PROSPECTUS

OCT. 3, 2005
AMENDED AS OF OCT. 11, 2005

IDS LIFE OF NEW YORK

VARIABLE UNIVERSAL LIFE IV
VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

ISSUED BY:      IDS LIFE INSURANCE COMPANY OF NEW YORK (IDS LIFE OF NEW YORK)
                20 Madison Avenue Extension
                Albany, NY 12203
                Telephone: (800) 541-2251

                Website address: riversource.com

                IDS LIFE OF NEW YORK ACCOUNT 8

This prospectus contains information that you should know before investing in IDS Life of New York Variable Universal Life IV (VUL IV - NY) or IDS Life of New York Variable Universal Life IV - Estate Series (VUL IV ES - NY). VUL IV ES - NY is a life insurance policy with an initial specified amount of $1,000,000 or more. All other policies are VUL IV - NY policies. The information in this prospectus applies to both VUL IV ES - NY and VUL IV - NY unless stated otherwise.

The purpose of each policy is to provide life insurance protection on the life of the insured and to potentially build policy value. Each policy is a long-term investment that provides a death benefit that we pay to the beneficiary upon the insured's death. You may direct your net premiums or transfers to:

o    A fixed account to which we credit interest.

o    Subaccounts that invest in underlying funds.

Prospectuses are available for the funds that are investment options under these policies. Please read all prospectuses carefully and keep them for future reference.

This prospectus provides a general description of the policy. Your actual policy and any riders or endorsements are the controlling documents.

IDS Life of New York has not authorized any person to give any information or to make any representations regarding the policy other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

PLEASE NOTE THAT YOUR INVESTMENTS IN A POLICY AND ITS UNDERLYING FUNDS:

o    Are NOT deposits or obligations of a bank or financial institution;

o Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and

o Are subject to risks including loss of the amount you invested and the policy ending without value.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Table of Contents

Policy Benefits and Risks                                  3
     Policy Benefits                                       3
     Policy Risks                                          5
     Fund Risks                                            7
Fee Tables                                                 7
     Transaction Fees                                      7
     Charges Other than Fund Operating Expenses            8
     Annual Operating Expenses of the Funds               10
     Compensation Disclosure                              13
Loads, Fees and Charges                                   13
     Premium Expense Charge                               13
     Monthly Deduction                                    13
     Surrender Charge                                     14
     Partial Surrender Charge                             15
     Mortality and Expense Risk Charge                    15
     Annual Operating Expenses of the Funds               15
     Effect of Loads, Fees and Charges                    15
     Other Information on Charges                         15
IDS Life of New York                                      16
The Variable Account and the Funds                        16
     Relationship Between Funds and Subaccounts           25
     Substitution of Investments                          25
     Voting Rights                                        25
The Fixed Account                                         25
Purchasing Your Policy                                    26
     Application                                          26
     Premiums                                             26
Policy Value                                              27
     Fixed Account                                        27
     Subaccounts                                          27
Keeping The Policy in Force                               28
     Minimum Initial Premium Period                       28
     No Lapse Guarantee                                   28
     Grace Period                                         28
     Reinstatement                                        29
     Exchange Right                                       29
     Paid-Up Insurance Option                             29
Proceeds Payable Upon Death                               29
     Change in Death Benefit Option                       30
     Changes in Specified Amount                          30
     Misstatement of Age or Sex                           31
     Suicide                                              31
     Beneficiary                                          31
Transfers Between the Fixed Account and Subaccounts       32
     Restrictions on Transfers                            32
     Fixed Account Transfer Policies                      33
     Minimum Transfer Amounts                             33
     Maximum Transfer Amounts                             33
     Maximum Number of Transfers Per Year                 33
     Automated Transfers                                  33
     Automated Dollar-Cost Averaging                      34
     Asset Rebalancing                                    35
Policy Loans                                              35
     Minimum Loan Amounts                                 35
     Maximum Loan Amounts                                 35
     Allocation of Loans to Accounts                      35
     Repayments                                           35
     Overdue Interest                                     35
     Effect of Policy Loans                               35
Policy Surrenders                                         36
     Total Surrenders                                     36
     Partial Surrenders                                   36
Two Ways to Request a Transfer, Loan or Surrender         36
Payment of Policy Proceeds                                37
     Payment Options                                      37
     Deferral of Payments                                 37
Federal Taxes                                             38
     IDS Life of New York's Tax Status                    38
     Taxation of Policy Proceeds                          38
     Modified Endowment Contracts                         39
     Other Tax Considerations                             40
     Split Dollar Arrangements                            41
Distribution of the Policy                                42
Legal Proceedings                                         43
Policy Illustrations                                      43
Key Terms                                                 48
Financial Statements                                      49

CORPORATE REORGANIZATION

On Feb. 1, 2005 American Express Company (American Express) announced plans to pursue a spin off to American Express shareholders of American Express Financial Corporation. The separation of the American Express Financial Corporation from American Express was completed on Sept. 30, 2005. American Express Financial Corporation is now Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial and its subsidiaries, including IDS Life Insurance Company of New York, are no longer affiliated with American Express.

2 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

POLICY BENEFITS AND RISKS

This summary describes the policy's important benefits and risks. The sections in the prospectus following this summary discuss the policy's benefits, risks and other provisions in more detail. For your convenience, we have defined certain words and phrases used in this prospectus in the "Key Terms" section.

POLICY BENEFITS

      POLICY BENEFIT                      WHAT IT MEANS                                    HOW IT WORKS
DEATH BENEFIT                  We will pay a benefit to the            The amount payable is the death benefit amount minus any
                               beneficiary of the policy when the      indebtedness as of the death benefit valuation date. You
                               insured dies. Before the insured's      may choose either of the following death benefit options:
                               attained insurance age 100, your
                               policy's death benefit can never be
                               less than the specified amount unless   OPTION 1 (LEVEL AMOUNT): If death is prior to the insured's
                               you change that amount or your policy   attained insurance age 100, the death benefit amount is the
                               has outstanding indebtedness.           greater of the following as determined on the death benefit valuation date:

                                                                       o  the specified amount; or

                                                                       o  a percentage of the policy value.

                                                                       OPTION 2 (VARIABLE AMOUNT): If death is prior to the
                                                                       insured's attained insurance age 100, the death benefit
                                                                       amount is the greater of the following as determined on the death benefit valuation date:

                                                                       o  the policy value plus the specified amount; or

                                                                       o  the percentage of the policy value.

                                                                       You may change the death benefit option or specified amount within certain limits, but doing so generally will affect
                                                                       policy charges.

                                                                       UNDER BOTH OPTION 1 AND OPTION 2, IF DEATH IS ON OR AFTER
                                                                       THE INSURED'S ATTAINED INSURANCE AGE 100, THE DEATH BENEFIT
                                                                       AMOUNT WILL BE THE GREATER OF:

                                                                       o  the policy value on the death benefit valuation date; or

                                                                       o  the policy value at the insured's attained insurance age
                                                                          100.

OPTIONAL INSURANCE BENEFITS    You may add optional benefits to your   AVAILABLE RIDERS YOU MAY ADD:
                               policy at an additional cost, in the
                               form of riders (if you meet certain     o  ACCIDENTAL DEATH BENEFIT RIDER (ADB): ADB provides an
                               requirements). The amounts of these        additional death benefit if the insured's death is
                               benefits do not vary with investment       caused by accidental injury.
                               experience of the variable account.
                               Certain restrictions apply and are      o  AUTOMATIC INCREASE BENEFIT RIDER (AIB): AIB provides an
                               clearly described in the applicable        increase in the specified amount at a designated
                               rider.                                     percentage on each policy anniversary until the earliest
                                                                          of the insured's attained insurance age 65 or the
                                                                          occurrence of certain other events, as described in the
                                                                          rider.

                                                                       o  BASE INSURED RIDER (BIR): BIR provides an additional
                                                                          level adjustable death benefit on the base insured.

                                                                       o  CHILDREN'S INSURANCE RIDER (CIR): CIR provides level
                                                                          term coverage on each eligible child.

                                                                       o  OTHER INSURED RIDER (OIR): OIR provides a level,
                                                                          adjustable death benefit on the life of each other
                                                                          insured covered.

                                                                       o  WAIVER OF MONTHLY DEDUCTION RIDER (WMD): Under WMD, we
                                                                          will waive the monthly deduction if the insured becomes
                                                                          totally disabled before attained insurance age 60.

3   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

      POLICY BENEFIT                      WHAT IT MEANS                                    HOW IT WORKS
MINIMUM INITIAL GUARANTEE      Your policy will not lapse (end         MINIMUM INITIAL GUARANTEE PERIOD: A period of the
PERIOD AND NO LAPSE            without value) if the Minimum           first five policy years during which you may choose
GUARANTEE (NLG)                Initial Guarantee Period or the NLG     to pay the minimum initial premium as long as the
                               is in effect, even if the cash          policy value minus indebtedness equals or exceeds the
                               surrender value is less than the        monthly deduction.
                               amount needed to pay the monthly
                               deduction.                              NO LAPSE GUARANTEE: Each policy has the following NLG
                                                                       option, which remains in effect if you meet certain
                                                                       premium requirements and indebtedness does not exceed
                                                                       the policy value minus surrender charges:

                                                                       o  NO LAPSE GUARANTEE TO AGE 100 (NLG-100) guarantees the
                                                                          policy will not lapse before the insured's attained
                                                                          insurance age 100.

FLEXIBLE PREMIUMS              You choose when to pay premiums and     When you apply for your policy, you state how much
                               how much premium to pay.                you intend to pay and whether you will pay quarterly,
                                                                       semiannually or annually. You may also make
                                                                       additional, unscheduled premium payments subject to
                                                                       certain limits. You cannot make premium payments on
                                                                       or after the insured's attained insurance age 100. We
                                                                       may refuse premiums in order to comply with the Code.
                                                                       Although you have flexibility in paying premiums, the
                                                                       amount and frequency of your payments will affect the
                                                                       policy value, cash surrender value and the length of
                                                                       time your policy will remain in force as well as
                                                                       affect whether the NLG remains in effect.

RIGHT TO EXAMINE YOUR          You may return your policy for any      You may mail or deliver the policy to our home office
POLICY ("FREE LOOK")           reason and receive a full refund of     or to your sales representative with a written
                               all premiums paid.                      request for cancellation by the 10th day after you
                                                                       receive it. On the date your request is postmarked or
                                                                       received, the policy will immediately be considered
                                                                       void from the start.

                                                                       Under our current administrative practice, your
                                                                       request to cancel the policy under the "Free Look"
                                                                       provision will be honored if received at our home
                                                                       office within 30 days from the latest of the
                                                                       following dates:

                                                                       o  The date we mail the policy from our office

                                                                       o  The policy date (only if the policy is issued in force)

                                                                       o  The date your sales representative delivers the policy
                                                                          to you as evidenced by our policy delivery receipt,
                                                                          which you must sign and date.

                                                                       We reserve the right to change or discontinue this
                                                                       administrative practice at any time.

EXCHANGE RIGHT                 For two years after the policy is       Because the policy itself offers a fixed return
                               issued, you can exchange it for one     option, all you need to do is transfer all of the
                               that provides benefits that do not      policy value in the subaccounts to the fixed account.
                               vary with the investment return of      This exchange does not require our underwriting
                               the subaccounts.                        approval. We do not issue a new policy.

4 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

      POLICY BENEFIT                      WHAT IT MEANS                                    HOW IT WORKS
INVESTMENT CHOICES             You may direct your net premiums or
                               transfer your policy's value to:

                               THE VARIABLE ACCOUNT which consists     o  UNDER THE VARIABLE ACCOUNT your policy's value may
                               of subaccounts, each of which              increase or decrease daily, depending on the
                               invests in a fund with a particular        investment return. No minimum amount is guaranteed.
                               investment objective; or

                               THE FIXED ACCOUNT which is our          o  THE FIXED ACCOUNT earns interest rates that we
                               general investment account.                adjust periodically. This rate will never be lower
                                                                          than 4%.

SURRENDERS                     You may cancel the policy while it      The cash surrender value is the policy value minus
                               is in force and receive its cash        indebtedness minus any applicable surrender charges.
                               surrender value or take a partial       Partial surrenders are available within certain
                               surrender out of your policy.           limits for a fee.

LOANS                          You may borrow against your             Your policy secures the loan.
                               policy's cash surrender value.

TRANSFERS                      You may transfer your policy's          You may transfer policy value from one subaccount to
                               value.                                  another or between subaccounts and the fixed account.
                                                                       Certain restrictions may apply. You can also arrange
                                                                       for automated transfers among the fixed account and
                                                                       subaccounts.

POLICY RISKS

      POLICY RISK                         WHAT IT MEANS                                    HOW IT WORKS
INVESTMENT RISK                You direct your net premiums or         o  You can lose cash values due to adverse investment
                               transfer your policy's value to a          experience. No minimum amount is guaranteed under the
                               subaccount that drops in value.            subaccounts of the variable account.

                                                                       o  Your death benefit under Option 2 may be lower due to
                                                                          adverse investment experience.

                                                                       o  Your policy could lapse due to adverse investment
                                                                          experience if neither the Minimum Initial Premium Period
                                                                          nor the NLG is in effect and you do not pay the premiums
                                                                          needed to maintain coverage.

                               You transfer your policy's value        o  The value of the subaccount from which you transferred
                               between subaccounts.                       could increase while the value of the subaccount to
                                                                          which you transferred could decrease.

RISK OF LIMITED POLICY         The policy is not suitable as a         o  If you are unable to afford the premiums needed to
VALUES IN EARLY YEARS          short-term investment.                     keep the policy in force for a long period of time,
                                                                          your policy could lapse with no value.

                               Your policy has little or no cash       o  Surrender charges significantly reduce policy value
                               surrender value in the early policy        during the first five policy years. Poor investment
                               years.                                     performance can also significantly reduce policy
                                                                          values. During early policy years the cash surrender
                                                                          value may be less than the premiums you pay for the
                                                                          policy.

                               Your ability to take partial            o  You cannot take partial surrenders during the first
                               surrenders is limited.                     policy year.

5 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

      POLICY BENEFIT                      WHAT IT MEANS                                    HOW IT WORKS
LAPSE RISK                     You do not pay the premiums needed      o  We will not pay a death benefit if your policy lapses.
                               to maintain coverage.

                               Your policy may lapse due to            o  Surrender charges affect the surrender value, which
                               surrender charges.                         is a measure we use to determine whether your policy
                                                                          will enter a grace period (and possibly lapse). A
                                                                          partial surrender will reduce the policy value, will
                                                                          reduce the death benefit and may terminate the NLG.

                               You take a loan against your policy.    o  Taking a loan increases the risk that your policy
                                                                          will lapse, will have a permanent effect on the policy
                                                                          value, will reduce the death benefit and may terminate
                                                                          the NLG.

                               Your policy can lapse due to poor       o  Your policy could lapse due to adverse investment
                               investment performance.                    experience if neither the Minimum Initial Premium
                                                                          Period nor the NLG is in effect and you do not pay
                                                                          premium needed to maintain coverage.

EXCHANGE/                      You drop another policy to buy this     o  You may pay surrender charges on the policy you drop.
REPLACEMENT RISK               one.
                                                                       o  This policy has surrender charges, which may extend
                                                                          beyond those in the policy you drop.

                                                                       o  You will be subject to new incontestability and suicide periods.

                                                                       o  You may be in a higher insurance risk rating category
                                                                          now and you may pay higher premiums.

                               You use cash values or dividends        o  If you borrow from another policy to buy this one, the
                               from another policy to buy this one.       loan reduces the death benefit on the other policy. If
                                                                          you fail to repay the loan and accrued interest, you
                                                                          could lose the other coverage and you may be subject to
                                                                          income tax if the policy ends with a loan against it.

                                                                       o  The exchange may have adverse tax consequences.

TAX RISK                       Congress may change current tax law     o  You could lose any or all of the specific federal
                               at any time.                               income tax attributes and benefits of life insurance
                                                                          policies including tax-deferred accrual of cash values
                               The interpretation of current tax          and income tax free death benefits.
                               law is subject to change by the
                               Internal Revenue Service (IRS) or
                               the courts at any time.

                               The policy fails to qualify as life     o  Earnings are taxable as ordinary income. Your
                               insurance for federal income tax           beneficiary may have to pay income tax on part of the
                               purposes.                                  death benefit.

                               Certain changes you make to the         o  Federal income tax on earnings will apply to
                               policy may cause it to become a            surrenders or loans from a modified endowment contract
                               "modified endowment contract" for          or an assignment of a modified endowment contract.
                               federal income tax purposes.               Earnings come out first on surrenders or loans from a
                                                                          modified endowment contract or an assignment of a
                                                                          modified endowment contract. If you are under age
                                                                          59 1/2, a 10% penalty tax also may apply to these
                                                                          earnings.

                               The IRS determines that you, not        o  You may be taxed on the income of each subaccount to
                               the Variable Account, are the owner        the extent of your investment.
                               of the fund shares held by our
                               Variable Account.

                               You buy this policy to fund a           o  The tax-deferred accrual of cash values provided by
                               tax-deferred retirement plan.              the policy is unnecessary because tax deferral is
                                                                          provided by the tax-deferred retirement plan.

6   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

      POLICY BENEFIT                      WHAT IT MEANS                                    HOW IT WORKS
TAX RISK (CONTINUED)           Your policy is not a modified           o  You will be taxed on any earnings generated in the
                               endowment contract and it lapses or        policy -- earnings in policy cash value and earnings
                               is fully surrendered with an               previously taken via existing loans. It could be the
                               outstanding  policy loan.                  case that a policy with a relatively small existing cash
                                                                          value could have significant earnings that will be taxed
                                                                          upon lapse or surrender of the policy.

Variable life insurance is complex. Before you invest, be sure to ask your sales representative about the policy's features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may or may not be authorized to offer you several different variable life insurance policies in addition to the policy described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.

LIMITATIONS ON USE OF THE POLICY: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a premium payment. We may also be required to block an owner's access to policy values. We may also be required to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate government authority or a court of competent jurisdiction.

FUND RISKS

A comprehensive discussion of the risks of each portfolio in which the subaccounts invest may be found in each fund's prospectus. Please refer to the prospectuses for the funds for more information. THE INVESTMENT ADVISERS CANNOT GUARANTEE THAT THE FUNDS WILL MEET THEIR INVESTMENT OBJECTIVES.

FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY OR SURRENDER THE POLICY

TRANSACTION FEES

                                                                                          AMOUNT DEDUCTED
        CHARGE                         WHEN CHARGE IS DEDUCTED                  VUL IV - NY              VUL IV ES - NY
PREMIUM EXPENSE CHARGE         When you pay premium.                     3.5% of each premium       3.5% of each premium
                                                                         payment.                   payment.

SURRENDER CHARGE*              When you surrender your policy for its    Rate per $1,000 of         Rate per $1,000 of
                               full cash surrender value, or the         initial specified          initial specified
                               policy lapses, during the first ten       amount:                    amount:
                               years and for ten years after
                               requesting an increase in the             MINIMUM: $5.11 --          MINIMUM: $5.11 --
                               specified amount.                         Female, Standard, Age 1    Female, Standard, Age 1

                                                                         MAXIMUM: $36.80 --         MAXIMUM: $36.80 --
                                                                         Male, Smoker, Age 85       Male, Smoker, Age 85

                                                                         REPRESENTATIVE INSURED:    REPRESENTATIVE INSURED:
                                                                         $10.42 --                  $10.42 --
                                                                         Male, Preferred            Male, Preferred
                                                                         Nonsmoker, Age 40          Nonsmoker, Age 40

PARTIAL SURRENDER CHARGE       When you surrender part of the value      The lesser of:             The lesser of:
                               of your policy.
                                                                         o  $25; or                 o  $25; or

                                                                         o  2% of the amount        o  2% of the amount
                                                                            surrendered.               surrendered.

FEES FOR EXPRESS MAIL AND      When we pay policy proceeds by express    o  $15 -- United States    - $15 -- United States
ELECTRONIC FUND TRANSFERS OF   mail or electronic fund transfer.

LOAN PAYMENTS AND SURRENDERS                                             o  $30 -- International    - $30 -- International

* This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or IDS Life of New York at the address or telephone number shown on the first page of this prospectus.

7 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING FUND FEES AND EXPENSES.

CHARGES OTHER THAN FUND OPERATING EXPENSES

                                                                                          AMOUNT DEDUCTED
        CHARGE                         WHEN CHARGE IS DEDUCTED                  VUL IV - NY              VUL IV ES - NY
COST OF INSURANCE CHARGES*     Monthly.                                  Monthly rate per $1,000    Monthly rate per $1,000
                                                                         of net amount at risk:     of net amount at risk:

                                                                         MINIMUM: $.06 --           MINIMUM: $.06 --
                                                                         Female, Standard, Age 10   Female, Standard, Age 10

                                                                         MAXIMUM: $83.33 --         MAXIMUM: $83.33 --
                                                                         Male, Smoker, Age 99       Male, Smoker, Age 99

                                                                         REPRESENTATIVE INSURED:    REPRESENTATIVE INSURED:

                                                                         $.20 -- Male, Preferred    $.20 -- Male, Preferred
                                                                         Nonsmoker, Age 40          Nonsmoker, Age 40

POLICY FEE                     Monthly.                                  GUARANTEED: $7.50 per      GUARANTEED: $7.50 per
                                                                         month.                     month.

                                                                         CURRENT:                   CURRENT: $0 per month.

                                                                         $7.50 per month for
                                                                         initial specified
                                                                         amounts below $250,000;
                                                                         and
                                                                         $0 per month for
                                                                         initial specified
                                                                         amounts of $250,000 and
                                                                         above.

MORTALITY AND EXPENSE RISK     Daily.                                    GUARANTEED: .90% of the    GUARANTEED: .90% of
CHARGE                                                                   average daily net asset    the average daily net
                                                                         value of the               asset value of the
                                                                         subaccounts for all        subaccounts for all
                                                                         policy years.              policy years.

                                                                         CURRENT:                   CURRENT:

                                                                         o  .90% for policy years   o  .90% for policy
                                                                            1-10;                      years 1-10;

                                                                         o  .45% for policy years   o  .30% for policy
                                                                            11-20; and                 years 11-20; and

                                                                         o  .30% for policy years   o  .20% for policy
                                                                            21 and after.              years 21 and after.

INTEREST RATE ON LOANS         Charged daily and due at the end of       GUARANTEED:                GUARANTEED:
                               the policy year.
                                                                         o  .6% per year.           o  .6% per year.

                                                                         CURRENT:                   CURRENT:

                                                                         o  .6% for policy years    o  .6% for policy years
                                                                            1-10;                      1-10;
                                                                         o  .4% for policy years    o  .4% for policy years
                                                                            11+                        11+

ACCIDENTAL DEATH BENEFIT       Monthly.                                  MONTHLY RATE PER $1,000    MONTHLY RATE PER
RIDER (ADB)*                                                             OF ACCIDENTAL DEATH        $1,000 OF ACCIDENTAL
                                                                         BENEFIT AMOUNT:            DEATH BENEFIT AMOUNT:

                                                                         MINIMUM: $.04 --           MINIMUM: $.04 --
                                                                         Female, Age 5              Female, Age 5

                                                                         MAXIMUM: $.16 -- Male,     MAXIMUM: $.16 -- Male,
                                                                         Age 69                     Age 69

                                                                         REPRESENTATIVE INSURED:    REPRESENTATIVE INSURED:

                                                                         $.08 -- Male, Preferred    $.08 -- Male, Preferred
                                                                         Nonsmoker, Age 40          Nonsmoker, Age 40

* This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or IDS Life of New York at the address or telephone number shown on the first page of this prospectus.

8 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

                                                                                          AMOUNT DEDUCTED
        CHARGE                         WHEN CHARGE IS DEDUCTED                  VUL IV - NY                VUL IV ES - NY
AUTOMATIC INCREASE             No charge.                                No charge for this         No charge for this
BENEFIT RIDER (AIB)                                                      rider, however, the        rider, however, the
                                                                         additional insurance       additional insurance
                                                                         added by the rider is      added by the rider is
                                                                         subject to monthly cost    subject to monthly cost
                                                                         of insurance charges.      of insurance charges.

BASE INSURED RIDER             Monthly.                                  MONTHLY RATE PER $1,000    MONTHLY RATE PER $1,000
(BIR)*                                                                   OF BASE INSURED RIDER      OF BASE INSURED RIDER
                                                                         SPECIFIED AMOUNT:          SPECIFIED AMOUNT:

                                                                         MINIMUM: $.06 --           MINIMUM: $.06 -- Female,
                                                                         Female, Standard, Age 10   Standard, Age 10

                                                                         MAXIMUM: $83.33 --         MAXIMUM: $83.33 -- Male,
                                                                         Male, Smoker, Age 99       Smoker, Age 99

                                                                         REPRESENTATIVE INSURED:    REPRESENTATIVE INSURED:

                                                                         $.20 -- Male, Preferred    $.20 -- Male, Preferred
                                                                         Nonsmoker, Age 40          Nonsmoker, Age 40

CHILDREN'S INSURANCE           Monthly.                                  MONTHLY RATE PER $1,000    MONTHLY RATE PER $1,000
RIDER (CIR)                                                              OF CIR SPECIFIED AMOUNT:   OF CIR SPECIFIED AMOUNT:

                                                                         $.58                       $.58

OTHER INSURED RIDER            Monthly.                                  MONTHLY RATE PER $1,000    MONTHLY RATE PER $1,000
(OIR)*                                                                   OF OIR SPECIFIED AMOUNT:   OF OIR SPECIFIED AMOUNT:

                                                                         MINIMUM: $.06 --           MINIMUM: $.06 -- Female,
                                                                         Female, Standard, Age 10   Standard, Age 10

                                                                         MAXIMUM: $83.33 --         MAXIMUM: $83.33 -- Male,
                                                                         Male, Smoker, Age 99       Smoker, Age 99

                                                                         REPRESENTATIVE INSURED:    REPRESENTATIVE INSURED:

                                                                         $.20 -- Male, Preferred    $.20 -- Male, Preferred
                                                                         Nonsmoker, Age 40          Nonsmoker, Age 40

WAIVER OF MONTHLY              Monthly.                                  MONTHLY RATE PER $1,000    MONTHLY RATE PER $1,000
DEDUCTION RIDER                                                          OF NET AMOUNT AT RISK      OF NET AMOUNT AT RISK
(WMD)                                                                    PLUS THE BASE INSURED      PLUS THE BASE INSURED
                                                                         RIDER SPECIFIED AMOUNT     RIDER SPECIFIED AMOUNT
                                                                         AND THE OTHER INSURED      AND THE OTHER INSURED
                                                                         RIDER SPECIFIED AMOUNTS    RIDER SPECIFIED AMOUNTS
                                                                         IF APPLICABLE:             IF APPLICABLE:

                                                                         MINIMUM: $.01 --           MINIMUM: $.01 -- Female,
                                                                         Female, Standard, Age 5    Standard, Age 5

                                                                         MAXIMUM: $.28 -- Male,     MAXIMUM: $.28 -- Male,
                                                                         Smoker, Age 59             Smoker, Age 59

                                                                         REPRESENTATIVE INSURED:    REPRESENTATIVE INSURED:

                                                                         $.02 -- Male, Preferred    $.02 -- Male, Preferred
                                                                         Nonsmoker, Age 40          Nonsmoker, Age 40

* This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or IDS Life of New York at the address or telephone number shown on the first page of this prospectus.

9   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
      VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES - PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

The next two tables describe the operating expenses of the funds that you may pay periodically during the time that you own the policy. The first table shows the minimum and maximum total operating expenses charged by the funds for the last fiscal year. The second table shows the fees and expenses charged by each fund for the last fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

Minimum and maximum total annual operating expenses for the funds

(Including management fee, distribution and/or service (12b-1) fees and other expenses)

                                                                                                       Minimum       Maximum
Total expenses before fee waivers and/or expense reimbursements                                       .55%(17)        2.20%

Total annual operating expenses for each fund

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                               Gross total
                                                                           Management      12b-1      Other      annual
                                                                              fees         fees     expenses    expenses
AIM V.I. Capital Appreciation Fund, Series II Shares                          .61%          .25%      .30%        1.16%(1)
AIM V.I. Capital Development Fund, Series II Shares                           .75           .25       .35         1.35(1)
AIM V.I. Dynamics Fund, Series I Shares                                       .75            --       .39         1.14(1)
(previously INVESCO VIF - Dynamics Fund, Series I Shares)
AIM V.I. Financial Services Fund, Series I Shares                             .75            --       .37         1.12(1)
(previously INVESCO VIF - Financial Services Fund, Series I Shares)
AIM V.I. Technology Fund, Series I Shares                                     .75            --       .40         1.15(1)
(previously INVESCO VIF - Technology Fund, Series I Shares)
AllianceBernstein VP Growth and Income Portfolio (Class B)                    .55           .25       .05          .85(2)
AllianceBernstein VP International Value Portfolio (Class B)                  .75           .25       .20         1.20(2)
American Century(R) VP International, Class II                               1.17           .25        --         1.42(3)
American Century(R) VP Value, Class II                                        .83           .25        --         1.08(3)
Calvert Variable Series, Inc. Social Balanced Portfolio                       .70            --       .21          .91(4)
Evergreen VA Fundamental Large Cap Fund - Class 2                             .56           .25       .16          .97(5)
(previously Evergreen VA Growth and Income Fund - Class 2)
Fidelity(R) VIP Growth & Income Portfolio Service Class 2                     .47           .25       .13          .85(6)
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                             .57           .25       .14          .96(6)
Fidelity(R) VIP Overseas Portfolio Service Class 2                            .72           .25       .19         1.16(6)
FTVIPT Franklin Real Estate Fund - Class 2                                    .48           .25       .02          .75(7),(8)
FTVIPT Franklin Small Cap Value Securities Fund - Class 2                     .53           .25       .18          .96(8),(9)
FTVIPT Mutual Shares Securities Fund - Class 2                                .60           .25       .15         1.00(8)
Goldman Sachs VIT CORE(SM) U.S. Equity Fund                                   .70            --       .08          .78(10),(11)
Goldman Sachs VIT Mid Cap Value Fund                                          .80            --       .08          .88(10)
Janus Aspen Series Global Technology Portfolio: Service Shares                .64           .25       .07          .96(12)
Janus Aspen Series International Growth Portfolio: Service Shares             .64           .25       .04          .93(12)
Lazard Retirement International Equity Portfolio                              .75           .25       .29         1.29(13)
MFS(R) Investors Growth Stock Series - Service Class                          .75           .25       .11         1.11(14),(15)
MFS(R) New Discovery Series - Service Class                                   .90           .25       .11         1.26(14),(15)
MFS(R) Utilities Series - Service Class                                       .75           .25       .14         1.14(14),(15)
Pioneer Equity Income VCT Portfolio - Class II Shares                         .65           .25       .08          .98(16)
Pioneer Europe VCT Portfolio - Class II Shares                               1.00           .25       .95         2.20
Putnam VT Health Sciences Fund - Class IB Shares                              .70           .25       .15         1.10(16)
Putnam VT International Equity Fund - Class IB Shares                         .75           .25       .19         1.19(16)
Putnam VT Vista Fund - Class IB Shares                                        .65           .25       .14         1.04(16)
RiverSource(SM) Variable Portfolio - Balanced Fund                            .59           .13       .08          .80(17)
(previously AXP(R) Variable Portfolio - Managed Fund)

10   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Total annual operating expenses for each fund (continued)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                               Gross total
                                                                           Management      12b-1      Other      annual
                                                                              fees         fees     expenses    expenses
RiverSource(SM) Variable Portfolio - Cash Management Fund                     .51%          .13%      .08%         .72%(17)
(previously AXP(R) Variable Portfolio - Cash Management Fund)
RiverSource(SM) Variable Portfolio - Diversified Bond Fund                    .60           .13       .10          .83(17)
(previously AXP(R) Variable Portfolio - Diversified Bond Fund)
RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund           .64           .13       .11          .88(17)
(previously AXP(R) Variable Portfolio - Diversified Equity Income Fund)
RiverSource(SM) Variable Portfolio - Emerging Markets Fund                   1.11           .13       .42         1.65(17),(18)
(previously AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund)
RiverSource(SM) Variable Portfolio - Global Bond Fund                         .83           .13       .14         1.10(17)
(previously AXP(R) Variable Portfolio - Global Bond Fund)
RiverSource(SM) Variable Portfolio - Growth Fund                              .55           .13       .18          .86(17)
(previously AXP(R) Variable Portfolio - Growth Fund)
RiverSource(SM) Variable Portfolio - High Yield Bond Fund                     .62           .13       .09          .84(17)
(previously AXP(R) Variable Portfolio - High Yield Bond Fund)
RiverSource(SM) Variable Portfolio - International Opportunity Fund           .75           .13       .12         1.00(17).(18)
(previously AXP(R) Variable Portfolio - Threadneedle International Fund)
RiverSource(SM) Variable Portfolio - Large Cap Equity Fund                    .65           .13       .08          .86(17)
(previously AXP(R) Variable Portfolio - Large Cap Equity Fund)
RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund                      .57           .13       .15          .85(17),(18)
(previously AXP(R) Variable Portfolio - Equity Select Fund)
RiverSource(SM) Variable Portfolio - New Dimensions Fund(R)                   .53           .13       .06          .72(17)
(previously AXP(R) Variable Portfolio - New Dimensions Fund(R))
RiverSource(SM) Variable Portfolio - S&P 500 Index Fund                       .29           .13       .13          .55(17),(18)
(previously AXP(R) Variable Portfolio - S&P 500 Index Fund)
RiverSource(SM) Variable Portfolio - Short Duration U.S. Government Fund      .61           .13       .10          .84(17)
(previously AXP(R) Variable Portfolio - Short Duration U.S. Government Fund)
RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund                 .85           .13       .14         1.12(17)
(previously AXP(R) Variable Portfolio - Small Cap Advantage Fund)
RiverSource(SM) Variable Portfolio - Small Cap Value Fund                     .94           .13       .20         1.27(17),(18)
(previously AXP(R) Variable Portfolio - Partners Small Cap Value Fund)
RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund                 .51           .13       .08          .72(17)
(previously AXP(R) Variable Portfolio - Strategy Aggressive Fund)
Wanger International Small Cap                                               1.17            --       .19         1.36(19)
Wanger U.S. Smaller Companies                                                 .92            --       .08         1.00(20)
Wells Fargo Advantage Asset Allocation Fund                                   .55           .25       .22         1.02(21)
Wells Fargo Advantage International Core Fund                                 .75           .25       .42         1.42(21)
(previously Wells Fargo VT International Equity Fund)
Wells Fargo Advantage Opportunity Fund                                        .72           .25       .20         1.17(22)
(successor to Strong Opportunity Fund II - Advisor Class)
Wells Fargo Advantage Small Cap Growth Fund                                   .75           .25       .24         1.24(21)

  (1) Figures shown in the table are for the year ended Dec. 31, 2004 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor and/or distributor, as the case may be, has contractually agreed to waive advisory fees and/or reimburse expenses of to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares (advisor only) to 1.30% of average daily net assets and Series II shares (advisor and/or distributor) to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above:
        (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006. Effective Jan. 1, 2005 through June 30, 2006, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.34% for AIM V.I. Capital Development Fund, Series II Shares and 1.13% for AIM V.I. Dynamics Fund, Series I Shares average daily net assets.

11   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

  (2) Expense information restated to reflect a reduction in management fees effective Sept. 7, 2004.

  (3) Based on expenses incurred by the Fund, as stated in the most recent shareholder report. The Fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund assets increase.

  (4) Expenses are based on expenses for the Portfolio's most recent fiscal year. Management fees include the subadvisory fee paid by the Advisor, to the Subadvisers, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.

  (5) The total ratio of expenses to average net assets excludes expense reductions and fee waivers. These fees have been restated to reflect current fees.

  (6) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.93% for Fidelity(R) VIP Mid Cap Portfolio Service Class 2 and 1.12% for Fidelity(R) VIP Overseas Portfolio Service Class
        2. These offsets may be discontinued at any time.

  (7) The Fund administration fee is paid indirectly through the management fee.

  (8) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

  (9) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.04%) and 0.92% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2.

 (10) The Fund's annual operating expenses are based on actual expenses for the fiscal year ended Dec. 31, 2004. "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.16% for Goldman Sachs VIT CORE(SM) U.S. Equity Fund and 0.25% for Goldman Sachs VIT Mid Cap Value Equity Fund of the Fund's average daily net assets. The Investment Adviser for Goldman Sachs VIT CORE(SM) U.S. Equity has contractually agreed to maintain these expense limitations through June 30, 2005. The Investment Adviser for Goldman Sachs VIT Mid Cap Value Equity Fund may waive or modify the expense limitation for the Fund, at its discretion, at anytime. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse the Investment Adviser for prior fiscal year expense reimbursements, if any.

 (11) Effective June 1, 2004, the Investment Adviser voluntarily agreed to waive a portion of its management fee for Goldman Sachs VIT CORE(SM) U.S. Equity Fund, equal to an annual percentage rate of 0.05% of the Fund's average daily net assets. Management fee waiver for the period ended Dec. 31, 2004 was 0.03%.

 (12) Fees and expenses shown were determined based on net assets as of the fiscal year ended Dec. 31, 2004, restated to reflect reductions in the Portfolios' management fees effective July 1, 2004. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (13) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2004 adjusted to reflect current fees.

 (14) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).

 (15) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent and may have entered into or may enter into brokerage arrangements, that reduce or recapture series' expenses. Any such expense reductions are not reflected in the table. Had these fee reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal:
        1.25% for New Discovery Series and 1.13% for Utilities Series.

 (16) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2004.

 (17) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2004 adjusted to reflect current fees.

 (18) RiverSource Investments and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the fund's Board. Any amount waived will not be reimbursed by the fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed: 1.75% for RiverSource(SM) Variable Portfolio - Emerging Markets Fund, 1.10% for RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund, 1.30% for RiverSource(SM) Variable Portfolio - Small Cap Value Fund and 0.495% for RiverSource(SM) Variable Portfolio - S&P 500 Index Fund.

 (19) In accordance with the terms of the Assurance of Discontinuance entered into by certain affiliates of the Fund's adviser with the New York Attorney General on Feb. 9, 2005, the management fee has been restated to reflect a waiver by the adviser of a portion of the management fees for the Fund so that those fees are retained at the following rates:
        1.15% of net assets up to $100 million; 1.00% of the next $150 million; and 0.95% of net assets in excess of $250 million. The fee waiver was instituted Feb. 10, 2005 retroactive to Dec. 1, 2004. On March 9, 2005, the investment advisory agreement was amended to contractually reduce the management fee to reflect the above-noted rates. If the fee waiver had not been implemented as noted above, actual expenses of the Fund would be as follows: management fee, 1.17%; other expenses, 0.19%; and total operating expenses, 1.36%.

 (20) In accordance with the terms of the Assurance of Discontinuance entered into by certain affiliates of the Fund's adviser with the New York Attorney General on Feb. 9, 2005, the management fee has been restated to reflect a waiver by the adviser of a portion of the management fees for the Fund so that those fees are retained at the following rates:
        0.99% of net assets up to $100 million; 0.94% of the next $150 million; and 0.89% of net assets in excess of $250 million. The fee waiver was instituted Feb. 10, 2005 retroactive to Dec. 1, 2004. On March 9, 2005, the investment advisory agreement was amended to contractually reduce the management fee to reflect the above-noted rates. If the fee waiver had not been implemented as noted above, actual expenses of the Fund would be as follows: management fee, 0.92%; other expenses, 0.08%; and total operating expenses, 1.00%.

 (21) The Funds' investment adviser has implemented a break point schedule for the Funds' management fees. The management fees charged to the Funds will decline as a Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. The adviser has committed through April 30, 2006 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements "Gross total annual expenses" would be 1.00% for Wells Fargo Advantage Asset Allocation Fund, 1.00% for Wells Fargo Advantage International Core Fund and 1.20% for Wells Fargo Advantage Small Cap Growth Fund. Please refer to the Fund's prospectus for additional details.

 (22) On May 25, 2004, Wells Fargo & Company entered into a purchase agreement with Strong Financial Corporation (SFC) to acquire the assets of SFC and certain of its affiliates, including Strong Capital Management, Inc., the investment adviser to the Strong Family of Funds. Pursuant to the receipt of approval from the Strong Board, shareholder of the Strong funds met and approved the reorganization of each Strong Fund into a Wells Fargo Fund on Dec. 10 and Dec. 22, 2004. Effective on or about April 11, 2005, the Investor Class and Advisor Class shares of the Strong Opportunity Fund II reorganized into the Wells Fargo Advantage Opportunity Fund. The Funds' investment adviser has implemented a break point schedule for the Funds' management fees. The management fees charged to the Funds will decline as a Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. Other expenses for the Fund are based on estimates for the current fiscal year. The adviser has committed through April 30, 2007 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements "Gross total annual expenses" would be 1.07% for Wells Fargo Advantage Opportunity Fund. Please refer to the Fund's prospectus for additional details.

12   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

COMPENSATION DISCLOSURE

We and/or our affiliates may receive compensation when you allocate premiums or policy value to subaccounts which invest in the funds listed in the table above. The amount of this compensation varies by fund, may be significant and may create potential conflicts of interest. For example, the amount of compensation potentially available under a compensation arrangement may influence our decision on which funds to include or retain in the policy (see "The Variable Account and the Funds -- The funds"). This compensation is in addition to any revenues we receive from the charges you pay when buying, owning and surrendering the policy.

This compensation may be paid to us and/or our affiliates from various sources including:

o fund assets (but only for those funds with 12b-1 plans as disclosed in the table above. See the fund's prospectus for details about these plans. Because 12b-1 fees are paid out of fund assets on an on-going basis, policy owners who select subaccounts investing in funds that have adopted 12b-1 plans may pay more than policy owners who select subaccounts investing in funds that have not adopted 12b-1 plans);

o  assets of the fund's adviser, subadviser or an affiliate of either;

o  assets of the fund's distributor or an affiliate.

In accordance with applicable laws, regulations and the terms of the agreements under which such compensation is paid, we or our affiliates may receive this compensation for various purposes including:

o compensating, training and educating sales representatives who sell the policies;

o activities or services we or our affiliates provide which assist in the promotion and distribution of the policies including the funds available under the policies;

o advertising, printing and mailing sales literature, printing and distributing prospectuses and reports;

o furnishing personal services to policy owners, including education of policy owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD);

o subaccounting, transaction processing, recordkeeping and administrative services.

Loads, Fees and Charges

Policy charges primarily compensate us for:

o  providing the insurance benefits of the policy;

o  issuing the policy;

o  administering the policy;

o  assuming certain risks in connection with the policy; and

o  distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses. We may profit from one or more of the charges we collect under the policy. We may use these profits for any corporate purpose.

PREMIUM EXPENSE CHARGE

We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the accounts you have selected. The premium expense charge is 3.5% of each premium payment. The premium expense charge, in part, compensates us for expenses associated with distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (The surrender charge, discussed under "Surrender Charge," below also may partially compensate these expenses.) It also may compensate us for paying taxes imposed by the State of New York on premiums received by insurance companies.

MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1. the cost of insurance for the policy month;

2. the policy fee shown in your policy; and

3. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.

13   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

o you do not specify the accounts from which you want us to take the monthly deduction, or

o the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the NLG is in effect or the Minimum Initial Guarantee Period is in effect and the premium payment requirements have been met. (See "No Lapse Guarantee, " "Minimum Initial Guarantee Period," "Grace Period" and "Reinstatement.")

Components of the monthly deduction:

1. Cost of Insurance: primarily, this is the cost of providing the death benefit under your policy. It depends on:

    o the amount of the death benefit;

    o the policy value; and

    o the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as: [a x (b - c)] + d where:

    (a) is the monthly cost of insurance rate based on the insured's insurance age, duration, sex (unless unisex rates are required by law) and risk classification and election of WMD. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

        We set the rates based on our expectations as to future mortality experience. Our current monthly cost of insurance rates are less than the maximum monthly cost of insurance rates guaranteed in the policy. We reserve the right to change rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Last Birthday.

    (b) is the death benefit on the monthly date divided by 1.0032737 (which reduces our net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%).

    (c) is the policy value on the monthly date. At this point, the policy value has been reduced by the policy fee and any charges for optional riders with the exception of the WMD as it applies to the base policy.

    (d) is any flat extra insurance charges we assess as a result of special underwriting considerations.

2. Policy fee: $7.50 per month for initial specified amounts below $250,000 and $0 per month for initial specified amounts of $250,000 and above for VUL IV - NY; $0 per month for VUL IV ES - NY. This charge primarily reimburses us for expenses associated with issuing the policy, such as processing the application (mostly underwriting) and setting up computer records; and associated with administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $7.50 per month for either policy.

3. Optional insurance benefit charges: charges for any optional benefits you add to the policy by rider. (See "Fee Tables -- Charges Other than Fund Operating Expenses.")

SURRENDER CHARGE

If you surrender your policy or the policy lapses during the first 10 policy years and in the 10 years following an increase in specified amount, we will reduce your policy value, minus indebtedness, by the applicable surrender charge.

The surrender charge primarily reimburses us for costs of issuing the policy, such as processing the application (mostly underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.

The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insured's insurance age, sex, risk classification and initial specified amount. The maximum surrender charge for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the end of ten policy years. If you increase the specified amount, an additional maximum surrender charge will apply. We will show the additional maximum surrender charge in a revised policy. It will be based on the insured's attained insurance age, sex, risk classification and the amount of the increase. It will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the tenth year following the increase.

The following table illustrates the maximum surrender charge for VUL IV - NY and VUL IV ES - NY for a male, insurance age 40 qualifying for preferred nonsmoker rates. We assume the specified amount to be $275,000 for VUL IV-NY. For VUL IV ES - NY, we assume the specified amount to be $2,000,000.

14   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Lapse or surrender                                                          Maximum Surrender Charge
at beginning of year                                              VUL IV - NY                      VUL IV ES - NY
      1                                                              $2,865.50                         $20,840.00
      2                                                               2,865.50                          20,840.00
      3                                                               2,865.50                          20,840.00
      4                                                               2,865.50                          20,840.00
      5                                                               2,865.50                          20,840.00
      6                                                               2,865.50                          20,840.00
      7                                                               2,292.40                          16,672.00
      8                                                               1,719.30                          12,504.00
      9                                                               1,146.20                           8,336.00
     10                                                                 573.10                           4,168.00
     11                                                                   0.00                               0.00

From the beginning of year six to the end of year ten, the amounts shown decrease on a monthly basis.

PARTIAL SURRENDER CHARGE

If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). We guarantee that this charge will not increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE

We deduct this charge from the subaccounts. It is equal, on an annual basis, to ..9% of the average daily net asset value of the subaccounts for the first 10 policy years. For years 11-20 this charge equals .45% for VUL IV - NY and .3% for VUL IV ES - NY. For years 21 and after, this charge equals .3% for VUL IV - NY and .2% for VUL IV ES - NY. We reserve the right to charge up to .9% for both VUL IV - NY and VUL IV ES - NY for all policy years. Computed daily, the charge primarily compensates us for:

o Mortality risk -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

o Expense risk -- the risk that the policy fee and the surrender charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to us for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and surrender charges discussed earlier. We will make up any further deficit from our general assets.

ANNUAL OPERATING EXPENSES OF THE FUNDS

Any applicable management fees, 12b-1 fees and other expenses of the funds are deducted from, and paid out of, the assets of the funds as described in each fund's prospectus.

EFFECT OF LOADS, FEES AND CHARGES

Your death benefits, policy values and cash surrender values may fluctuate due to an increase or decrease in the following charges:

o  cost of insurance charges;

o  surrender charges;

o  cost of optional insurance benefits;

o  policy fees;

o  mortality and expense risk charges; and

o annual operating expenses of the funds, including management fees, 12b-1 fees and other expenses.

In addition, your death benefits, policy values and cash surrender values may change daily as a result of the investment experience of the subaccounts.

OTHER INFORMATION ON CHARGES

We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.

15   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York

We are a stock life insurance company organized under the laws of the State of New York in 1972. Our address is 20 Madison Avenue Extension, Albany, NY 12203.

We conduct a conventional life insurance business in the State of New York. Our affiliate, IDS Life Insurance Company (IDS Life), has been in the variable annuity business since 1968 and has sold a number of different variable annuity contracts and variable life insurance policies, utilizing other separate accounts, unit investment trusts and mutual funds.

The Variable Account and the Funds

The Variable Account: The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. Income, gains and losses of each subaccount are credited to or charged against the assets of that subaccount alone. Therefore, the investment performance of each subaccount is independent of the investment performance of our company assets. We will not charge a subaccount with the liabilities of any other subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.

The funds: The policy currently offers subaccounts investing in shares of the funds listed in the table below.

o Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

o Fund name and management: A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

o Fund selection: We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser, distributor or an affiliate. This compensation benefits us and our affiliates (see "Distribution of the Policy"). The amount of this compensation differs by fund and depending on the amount of average daily net assets invested in a particular fund, this compensation may be significant. For example, the compensation we receive from affiliates of funds other than the RiverSource(SM) Variable Portfolio Funds (previously AXP(R) Variable Portfolio Funds) currently ranges up to 0.50% of the average daily net assets invested in the fund through this policy and other contracts we or our affiliates issue. This compensation is in addition to any revenues we receive from the charges you pay when buying, owning and surrendering the policy (see "Fee Tables").

o Allocation of premiums and policy value: Premiums and policy value you allocate to subaccounts investing in any of the RiverSource(SM) Variable Portfolio Funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with premiums and policy value you allocate to the RiverSource(SM) Variable Portfolio Funds that exceed the range disclosed in the previous paragraph for the funds our affiliates do not manage. This may influence recommendations your sales representative makes regarding whether you should invest in the policy, and whether you should allocate premiums or policy value to a particular subaccount.

o Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

You can direct your net premiums and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

Please refer to the prospectuses for the funds for more information. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

16   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

You can direct your net premiums and tranfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

-------------------------- ----------------------------------------- -----------------------------------------
Fund                       Investment Objectives and Policies        Investment Adviser
-------------------------- ----------------------------------------- -----------------------------------------
AIM V.I. Capital           Growth of capital. Invests principally    A I M Advisors, Inc.
Appreciation Fund,         in common stocks of companies likely to
Series II Shares           benefit from new or innovative
                           products, services or processes as well
                           as those with above-average long-term
                           growth and excellent prospects for
                           future growth. The fund can invest up
                           to 25% of its total assets in foreign
                           securities that involve risks not
                           associated with investing solely in the
                           United States.
-------------------------- ----------------------------------------- -----------------------------------------
AIM V.I. Capital           Long-term growth of capital. Invests      A I M Advisors, Inc.
Development Fund, Series   primarily in securities (including
II Shares                  common stocks, convertible securities
                           and bonds) of small- and medium-sized
                           companies. The fund may invest up to
                           25% of its total assets in foreign
                           securities.
-------------------------- ----------------------------------------- -----------------------------------------
AIM V.I. Dynamics Fund,    Capital growth. Invests at least 65% of   A I M Advisors, Inc.
Series I Shares            its net assets primarily in common
                           stocks of mid-sized companies,
(previously INVESCO VIF    companies included in the Russell
- Dynamics Fund, Series    Midcap(R) Growth Index at the time of
I Shares)                  purchase. The Fund also has the
                           flexibility to invest in other types of
                           securities, including preferred stocks,
                           convertible securities and bonds.
-------------------------- ----------------------------------------- -----------------------------------------
AIM V.I. Financial         Capital growth. Actively managed.         A I M Advisors, Inc.
Services Fund, Series I    Invests at least 80% of its net assets
Shares                     in the equity securities and
                           equity-related instruments of companies
(previously INVESCO VIF    involved in the financial services
- Financial Services       sector. These companies include, but
Fund, Series I Shares)     are not limited to, banks, insurance
                           companies, investment and miscellaneous
                           industries (asset managers, brokerage
                           firms, and government-sponsored
                           agencies and suppliers to financial
                           services companies).
-------------------------- ----------------------------------------- -----------------------------------------
AIM V.I. Technology        Capital growth. The Fund is actively      A I M Advisors, Inc.
Fund, Series I Shares      managed. Invests at least 80% of its
                           net assets in equity securities and
(previously INVESCO VIF    equity-related instruments of companies
- Technology Fund,         engaged in technology-related
Series I Shares)           industries. These include, but are not
                           limited to, various applied
                           technologies, hardware, software,
                           semiconductors, telecommunications
                           equipment and services, and
                           service-related companies in
                           information technology. Many of these
                           products and services are subject to
                           rapid obsolescence, which may lower the
                           market value of securities of the
                           companies in this sector.
-------------------------- ----------------------------------------- -----------------------------------------
AllianceBernstein VP       Reasonable current income and             Alliance Capital Management L.P.
Growth and Income          reasonable appreciation. Invests
Portfolio (Class B)        primarily in dividend-paying common
                           stocks of good quality.
-------------------------- ----------------------------------------- -----------------------------------------
AllianceBernstein VP       Long-term growth of capital. Invests      Alliance Capital Management L.P.
International Value        primarily in a diversified portfolio of
Portfolio (Class B)        foreign equity securities.
-------------------------- ----------------------------------------- -----------------------------------------
American Century(R) VP     Capital growth, with income as a          American Century Investment Management,
International, Class II    secondary objective. Invests primarily    Inc.
                           in stocks of growing foreign companies
                           in developed countries.
-------------------------- ----------------------------------------- -----------------------------------------

17 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
   VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

-------------------------- ----------------------------------------- -----------------------------------------
Fund                       Investment Objectives and Policies        Investment Adviser
-------------------------- ----------------------------------------- -----------------------------------------
American Century(R) VP     Long-term capital growth, with income     American Century Investment Management,
Value, Class II            as a secondary objective. Invests         Inc.
                           primarily in stocks of companies that
                           management believes to be undervalued
                           at the time of purchase.
-------------------------- ----------------------------------------- -----------------------------------------
Calvert Variable Series,   Income and capital growth. Invests        Calvert Asset Management Company, Inc.
Inc. Social Balanced       primarily in stocks, bonds and money      (CAMCO), investment adviser. SsgA Funds
Portfolio                  market instruments which offer income     Management, Inc. and New Amsterdam
                           and capital growth opportunity and        Partners, LLP are the investment
                           which satisfy the investment and social   subadvisers.
                           criteria.
-------------------------- ----------------------------------------- -----------------------------------------
Evergreen VA Fundamental   Capital growth with the potential for     Evergreen Investment Management
Large Cap Fund - Class 2   current income. Invests in primarily      Company, LLC
                           common stocks of medium- and
(previously Evergreen VA   large-sized U.S. companies whose market
Growth and Income Fund o   capitalizations at time of purchase
Class 2)                   fall within the range tracked by the
                           Russell 1000(R) Index.
-------------------------- ----------------------------------------- -----------------------------------------
Fidelity(R) VIP Growth &   Seeks high total return through a         Fidelity Management & Research Company
Income Portfolio Service   combination of current income and         (FMR), investment manager; FMR U.K.,
Class 2                    capital appreciation. Normally invests    FMR Far East, sub-investment advisers.
                           a majority of assets in common stocks
                           with a focus on those that pay current
                           dividends and show potential for
                           capital appreciation. May invest in
                           bonds, including lower-quality debt
                           securities, as well as stocks that are
                           not currently paying dividends, but
                           offer prospects for future income or
                           capital appreciation. Invests in
                           domestic and foreign issuers. The Fund
                           invests in either "growth" stocks or
                           "value" stocks or both.
-------------------------- ----------------------------------------- -----------------------------------------
Fidelity(R) VIP Mid Cap    Long-term growth of capital. Normally     FMR, investment manager; FMR U.K., FMR
Portfolio Service Class    invests primarily in common stocks.       Far East, sub-investment advisers.
2                          Normally invests at least 80% of assets
                           in securities of companies with medium
                           market capitalizations. May invest in
                           companies with smaller or larger market
                           capitalizations. Invests in domestic
                           and foreign issuers. The Fund invests
                           in either "growth" or "value" common
                           stocks or both.
-------------------------- ----------------------------------------- -----------------------------------------
Fidelity(R) VIP Overseas   Long-term growth of capital. Normally     FMR, investment manager; FMR U.K., FMR
Portfolio Service Class    invests primarily in common stocks of     Far East, Fidelity International
2                          foreign securities. Normally invests at   Investment Advisors (FIIA) and FIIA
                           least 80% of assets in non-U.S.           U.K., sub-investment advisers.
                           securities.
-------------------------- ----------------------------------------- -----------------------------------------
FTVIPT Franklin Real       Capital appreciation, with current        Franklin Advisers, Inc.
Estate Fund - Class 2      income as a secondary goal. The Fund
                           normally invests at least 80% of its
                           net assets in investments of companies
                           operating in the real estate sector.
-------------------------- ----------------------------------------- -----------------------------------------

18 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
   VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

-------------------------- ----------------------------------------- -----------------------------------------
Fund                       Investment Objectives and Policies        Investment Adviser
-------------------------- ----------------------------------------- -----------------------------------------
FTVIPT Franklin Small      Long-term total return. The Fund          Franklin Advisory Services, LLC
Cap Value Securities       normally invests at least 80% of its
Fund - Class 2             net assets in investments of small
                           capitalization companies, and invests
                           primarily to predominantly in equity
                           securities. For this Fund,
                           small-capitalization companies are
                           those with market capitalization values
                           not exceeding $2.5 billion, at the time
                           of purchase.
-------------------------- ----------------------------------------- -----------------------------------------
FTVIPT Mutual Shares       Capital appreciation, with income as a    Franklin Mutual Advisers, LLC
Securities Fund - Class    secondary goal. The Fund normally
2                          invests mainly in U.S. equity
                           securities and substantially in
                           undervalued stocks, risk arbitrage
                           securities and distressed companies.
-------------------------- ----------------------------------------- -----------------------------------------
Goldman Sachs VIT          Seeks long-term growth of capital and     Goldman Sachs Asset Management, L.P.
CORE(SM) U.S. Equity       dividend income. The Fund invests,
Fund                       under normal circumstances, at least
                           95% of its total assets (not including
CORE(SM) is a              securities lending collateral and any
registered service mark    investment of that collateral) measured
of Goldman, Sachs & Co.    at time of purchase in a diversified
                           portfolio of equity investments in U.S.
                           issuers, including foreign companies
                           that are traded in the United States.
                           The Fund's investments are selected
                           using both a variety of quantitative
                           techniques and fundamental research in
                           seeking to maximize the Fund's expected
                           return, while maintaining risk, style,
                           capitalization and industry
                           characteristics similar to the S&P 500
                           Index. The Fund seeks a broad
                           representation in most major sectors of
                           the U.S. economy and a portfolio
                           consisting of companies with average
                           long-term earnings growth expectations
                           and dividend yields. The Fund is not
                           required to limit its investments to
                           securities in the S&P 500.
-------------------------- ----------------------------------------- -----------------------------------------
Goldman Sachs VIT Mid      The Goldman Sachs VIT Mid Cap Value       Goldman Sachs Asset Management, L.P.
Cap Value Fund             Fund seeks long-term capital
                           appreciation. The Fund invests, under
                           normal circumstances, at least 80% of
                           its net assets plus any borrowing for
                           investment purposes (measured at time
                           of purchase) in a diversified portfolio
                           of equity investments in
                           mid-capitalization issuers within the
                           range of the market capitalization of
                           companies constituting the Russell
                           Midcap Value Index at the time of
                           investments. If the market
                           capitalization of a company held by the
                           Fund moves outside this range, the Fund
                           may, but is not required to sell the
                           securities. The capitalization range of
                           the Russell Midcap Value Index is
                           currently between $276 million and
                           $14.9 billion. Although the Fund will
                           invest primarily in publicly traded
                           U.S. securities, it may invest up to
                           25% of its net assets in foreign
                           securities of issuers in emerging
                           countries, and securities quoted in
                           foreign currencies.
-------------------------- ----------------------------------------- -----------------------------------------
Janus Aspen Series         Long-term growth of capital.              Janus Capital
Global Technology          Non-diversified mutual fund that
Portfolio: Service         invests, under normal circumstances, at
Shares                     least 80% of its net assets in
                           securities of companies that the
                           portfolio manager believes will benefit
                           significantly from advances or
                           improvements in technology. It
                           implements this policy by investing
                           primarily in equity securities of U.S.
                           and foreign companies selected for
                           their growth potential.
-------------------------- ----------------------------------------- -----------------------------------------

19 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
   VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

-------------------------- ----------------------------------------- -----------------------------------------
Fund                       Investment Objectives and Policies        Investment Adviser
-------------------------- ----------------------------------------- -----------------------------------------
Janus Aspen Series         Long-term growth of capital. Invests,     Janus Capital
International Growth       under normal circumstances, at least
Portfolio: Service         80% of its net assets in securities of
Shares                     issuers from at least five different
                           countries, excluding the United States.
                           Although the Portfolio intends to
                           invest substantially all of its assets
                           in issuers located outside the United
                           States, it may at times invest in U.S.
                           issuers and under unusual
                           circumstances, it may invest all of its
                           assets in fewer than five countries or
                           even a single country.
-------------------------- ----------------------------------------- -----------------------------------------
Lazard Retirement          Long-term capital appreciation. Invests   Lazard Asset Management, LLC
International Equity       primarily in equity securities,
Portfolio                  principally common stocks, of
                           relatively large non-U.S. companies
                           with market capitalizations in the
                           range of the Morgan Stanley Capital
                           International (MSCI) Europe, Australia
                           and Far East (EAFE(R)) Index that the
                           Investment Manager believes are
                           undervalued based on their earnings,
                           cash flow or asset values.
-------------------------- ----------------------------------------- -----------------------------------------
MFS(R) Investors Growth    Long-term growth of capital and future    MFS Investment Management(R)
Stock Series - Service     income. Invests at least 80% of its net
Class                      assets in common stocks and related
                           securities of companies which MFS(R)
                           believes offer better than average
                           prospects for long-term growth.
-------------------------- ----------------------------------------- -----------------------------------------
MFS(R) New Discovery       Capital appreciation. Invests at least    MFS Investment Management(R)
Series - Service Class     65% of its net assets in equity
                           securities of emerging growth companies.
-------------------------- ----------------------------------------- -----------------------------------------
MFS(R) Utilities Series    Capital growth and current income.        MFS Investment Management(R)
- Service Class            Invests primarily in equity and debt
                           securities of domestic and foreign
                           companies in the utilities industry.
-------------------------- ----------------------------------------- -----------------------------------------
Pioneer Equity Income      Normally, the portfolio invests at        Pioneer Investment Management, Inc.
VCT Portfolio - Class II   least 80% of its total assets in income
Shares                     producing equity securities of U.S.
                           issuers. The income producing equity
                           securities in which the portfolio may
                           invest include common stocks, preferred
                           stocks and interests in real estate
                           investment trusts (REITs). The
                           remainder of the portfolio may be
                           invested in debt securities, most of
                           which are expected to be convertible
                           into common stocks.
-------------------------- ----------------------------------------- -----------------------------------------
Pioneer Europe VCT         Long-term growth of capital. Normally,    Pioneer Investment Management, Inc.
Portfolio - Class II       the portfolio invests at least 80% of
Shares                     its total assets in equity securities
                           of European issuers. For purposes of
                           the portfolio's investment policies,
                           equity investments include common stock
                           characteristics, such as preferred
                           stocks, rights, depositary receipts and
                           warrants. The portfolio may also
                           purchase and sell forward foreign
                           currency exchange contracts in European
                           currencies in connection with its
                           investments.
-------------------------- ----------------------------------------- -----------------------------------------

20 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
   VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

-------------------------- ----------------------------------------- -----------------------------------------
Fund                       Investment Objectives and Policies        Investment Adviser
-------------------------- ----------------------------------------- -----------------------------------------
Putnam VT Health           Capital appreciation. The fund pursues    Putnam Investment Management, LLC
Sciences Fund - Class IB   its goal by investing mainly in common
Shares                     stocks of companies in the health
                           sciences industries, with a focus on
                           growth stocks. Under normal
                           circumstances, the fund invests at
                           least 80% of its net assets in
                           securities of (a) companies that derive
                           at least 50% of their assets, revenues
                           or profits from the pharmaceutical,
                           health care services, applied research
                           and development and medical equipment
                           and supplies industries, or (b)
                           companies Putnam Management thinks have
                           the potential for growth as a result of
                           their particular products, technology,
                           patents or other market advantages in
                           the health sciences industries.
-------------------------- ----------------------------------------- -----------------------------------------
Putnam VT International    Capital appreciation. The fund pursues    Putnam Investment Management, LLC
Equity Fund - Class IB     its goal by investing mainly in common
Shares                     stocks of companies outside the United
                           States that Putnam Management believes
                           have favorable investment potential.
                           Under normal circumstances, the fund
                           invests at least 80% of its net assets
                           in equity investments.
-------------------------- ----------------------------------------- -----------------------------------------
Putnam VT Vista Fund o     Capital appreciation. The fund pursues    Putnam Investment Management, LLC
Class IB Shares            its goal by investing mainly in common
                           stocks of U.S. companies, with a focus
                           on growth stocks.
-------------------------- ----------------------------------------- -----------------------------------------
RiverSource(SM) Variable   Maximum total investment return through   RiverSource Investments, LLC
Portfolio - Balanced       a combination of capital growth and       (RiverSource Investments)
Fund                       current income. Invests primarily in a
                           combination of common and preferred
(previously AXP(R)         stocks, bonds and other debt securities.
Variable Portfolio -
Managed Fund)
-------------------------- ----------------------------------------- -----------------------------------------
RiverSource(SM) Variable   Maximum current income consistent with    RiverSource Investments
Portfolio - Cash           liquidity and stability of principal.
Management Fund            Invests primarily in money market
                           instruments, such as marketable debt
(previously AXP(R)         obligations issued by corporations or
Variable Portfolio o       the U.S. government or its agencies,
Cash Management Fund)      bank certificates of deposit, bankers'
                           acceptances, letters of credit, and
                           commercial paper, including
                           asset-backed commercial paper.
-------------------------- ----------------------------------------- -----------------------------------------
RiverSource(SM) Variable   High level of current income while        RiverSource Investments
Portfolio - Diversified    attempting to conserve the value of the
Bond Fund                  investment and continuing a high level
                           of income for the longest period of
(previously AXP(R)         time. Under normal market conditions,
Variable Portfolio o       the Fund invests at least 80% of its
Diversified Bond Fund)     net assets in bonds and other debt
                           securities. At least 50% of the Fund's
                           net assets will be invested in
                           securities like those included in the
                           Lehman Brothers Aggregate Bond Index,
                           which are investment grade and
                           denominated in U.S. dollars. The Index
                           includes securities issued by the U.S.
                           government, corporate bonds, and
                           mortgage- and asset-backed securities.
                           Although the Fund emphasizes high- and
                           medium-quality debt securities, it will
                           assume some credit risk to achieve
                           higher yield and/or capital
                           appreciation by buying lower-quality
                           bonds.
-------------------------- ----------------------------------------- -----------------------------------------

21 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
   VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

-------------------------- ----------------------------------------- -----------------------------------------
Fund                       Investment Objectives and Policies        Investment Adviser
-------------------------- ----------------------------------------- -----------------------------------------
RiverSource(SM) Variable   High level of current income and, as a    RiverSource Investments
Portfolio - Diversified    secondary goal, steady growth of
Equity Income Fund         capital. Under normal market
                           conditions, the Fund invests at least
(previously AXP(R)         80% of its net assets in
Variable Portfolio o       dividend-paying common and preferred
Diversified Equity         stocks.
Income Fund)
-------------------------- ----------------------------------------- -----------------------------------------
RiverSource(SM) Variable   Long-term capital growth. Under normal    RiverSource Investments, adviser;
Portfolio - Emerging       market conditions, the Fund invests at    Threadneedle International Limited, an
Markets Fund               least 80% of its net assets in equity     indirect wholly--wned subsidiary of
                           securities of emerging market companies.  AEFC, subadviser.
(previously AXP(R)
Variable Portfolio -
Threadneedle Emerging
Markets Fund)
-------------------------- ----------------------------------------- -----------------------------------------
RiverSource(SM) Variable   High total return through income and      RiverSource Investments
Portfolio - Global Bond    growth of capital. Non-diversified
Fund                       mutual fund that invests primarily in
                           debt obligations of U.S. and foreign
(previously AXP(R)         issuers. Under normal market
Variable Portfolio o       conditions, the Fund invests at least
Global Bond Fund)          80% of its net assets in
                           investment-grade corporate or
                           government debt obligations including
                           money market instruments of issuers
                           located in at least three different
                           countries.
-------------------------- ----------------------------------------- -----------------------------------------
RiverSource(SM) Variable   Long-term capital growth. Invests         RiverSource Investments
Portfolio - Growth Fund    primarily in common stocks that appear
                           to offer growth opportunities.
(previously AXP(R)
Variable Portfolio -
Growth Fund)
-------------------------- ----------------------------------------- -----------------------------------------
RiverSource(SM) Variable   High current income, with capital         RiverSource Investments
Portfolio - High Yield     growth as a secondary objective. Under
Bond Fund                  normal market conditions, the Fund
                           invests at least 80% of its net assets
(previously AXP(R)         in high-yielding, high-risk corporate
Variable Portfolio o       bonds (junk bonds) issued by U.S. and
High Yield Bond Fund)      foreign companies and governments.
-------------------------- ----------------------------------------- -----------------------------------------
RiverSource(SM) Variable   Capital appreciation. Invests primarily   RiverSource Investments, adviser;
Portfolio o                in equity securities of foreign issuers   Threadneedle International Limited, an
International              that offer strong growth potential.       indirect wholly--wned subsidiary of
Opportunity Fund                                                     AEFC, subadviser.

(previously AXP(R)
Variable Portfolio -
Threadneedle
International Fund)
-------------------------- ----------------------------------------- -----------------------------------------
RiverSource(SM) Variable   Capital appreciation. Under normal        RiverSource Investments
Portfolio - Large Cap      market conditions, the Fund invests at
Equity Fund                least 80% of its net assets in equity
                           securities of companies with market
(previously AXP(R)         capitalization greater than $5 billion
Variable Portfolio o       at the time of purchase.
Large Cap Equity Fund)
-------------------------- ----------------------------------------- -----------------------------------------

22 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
   VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

-------------------------- ----------------------------------------- -----------------------------------------
Fund                       Investment Objectives and Policies        Investment Adviser
-------------------------- ----------------------------------------- -----------------------------------------
RiverSource(SM) Variable   Growth of capital. Under normal market    RiverSource Investments
Portfolio - Mid Cap        conditions, the Fund invests at least
Growth Fund                80% of its net assets in equity
                           securities of medium-sized companies.
(previously AXP(R)
Variable Portfolio -
Equity Select Fund)
-------------------------- ----------------------------------------- -----------------------------------------
RiverSource(SM) Variable   Long-term growth of capital. Invests      RiverSource Investments
Portfolio - New            primarily in common stocks showing
Dimensions Fund(R)         potential for significant growth.

(previously AXP(R)
Variable Portfolio - New
Dimensions Fund(R))
-------------------------- ----------------------------------------- -----------------------------------------
RiverSource(SM) Variable   Long-term capital appreciation.           RiverSource Investments
Portfolio - S&P 500        Non-diversified mutual fund that
Index Fund                 invests primarily in securities of
                           large-capitalization stocks of U.S.
(previously AXP(R)         companies that are expected to provide
Variable Portfolio - S&P   investment results that correspond to
500 Index Fund)            the performance of the S&P 500(R) Index.
-------------------------- ----------------------------------------- -----------------------------------------
RiverSource(SM) Variable   A high level of current income and        RiverSource Investments
Portfolio - Short          safety of principal consistent with an
Duration U.S. Government   investment in U.S. government and
Fund                       government agency securities. Under
                           normal market conditions, at least 80%
(previously AXP(R)         of the Fund's net assets are invested
Variable Portfolio o       in securities issued or guaranteed as
Short Duration U.S.        to principal and interest by the U.S.
Government Fund)           government, its agencies or
                           instrumentalities.
-------------------------- ----------------------------------------- -----------------------------------------
RiverSource(SM) Variable   Long-term capital growth. Under normal    RiverSource Investments, adviser;
Portfolio - Small Cap      market conditions, at least 80% of the    Kenwood Capital Management LLC,
Advantage Fund             Fund's net assets are invested in         subadviser.
                           equity securities of companies with
(previously AXP(R)         market capitalization of up to $2
Variable Portfolio o       billion or that fall within the range
Small Cap Advantage        of the Russell 2000(R) Index at the
Fund)                      time of investment.
-------------------------- ----------------------------------------- -----------------------------------------
RiverSource(SM) Variable   Long-term capital appreciation.           RiverSource Investments, adviser;
Portfolio - Small Cap      Non-diversified mutual fund that          Goldman Sachs Asset Management, L.P.,
Value Fund                 invests primarily in equity securities.   Royce & Associates, LLC, Donald Smith &
                           Under normal market conditions, at        Co., Inc., Franklin Portfolio
(previously AXP(R)         least 80% of the Fund's net assets will   Associates LLC and Barrow, Hanley,
Variable Portfolio o       be invested in companies with market      Mewhinney & Strauss, Inc., subadvisers.
Partners Small Cap Value   capitalization of less than $2 billion
Fund)                      or that fall within the range of the
                           Russell 2000(R) Value Index.
-------------------------- ----------------------------------------- -----------------------------------------
RiverSource(SM) Variable   Capital appreciation. Under normal        RiverSource Investments
Portfolio - Strategy       market conditions, at least 65% of the
Aggressive Fund            Fund's total assets are invested in
                           equity securities.
(previously AXP(R)
Variable Portfolio -
Strategy Aggressive
Fund)
-------------------------- ----------------------------------------- -----------------------------------------

23 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
   VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

-------------------------- ----------------------------------------- -----------------------------------------
Fund                       Investment Objectives and Policies        Investment Adviser
-------------------------- ----------------------------------------- -----------------------------------------
Wanger International       Long-term growth of capital. Invests      Columbia Wanger Asset Management, L.P.
Small Cap                  primarily in stocks of companies based
                           outside the U.S. with market
                           capitalizations of less than $3 billion
                           at time of initial purchase.
-------------------------- ----------------------------------------- -----------------------------------------
Wanger U.S. Smaller        Long-term growth of capital. Invests      Columbia Wanger Asset Management, L.P.
Companies                  primarily in stocks of small- and
                           medium-size U.S. companies with market
                           capitalizations of less than $5 billion
                           at time of initial purchase.
-------------------------- ----------------------------------------- -----------------------------------------
Wells Fargo Advantage      Long-term total return consistent with    Wells Fargo Funds Management, LLC,
Asset Allocation Fund      reasonable risk. The Fund invests in      adviser; Wells Capital Management
                           equity and fixed income securities with   Incorporated, subadviser.
                           an emphasis on equity securities. The
                           Fund does not select individual
                           securities for investment, rather, it
                           buys substantially all of the
                           securities of various indexes to
                           replicate such indexes. The Fund
                           invests the equity portion of its
                           assets in common stocks to replicate
                           the S&P 500 Index, and invests the
                           fixed income portion of its assets in
                           U.S. Treasury Bonds to replicate the
                           Lehman Brothers 20+ Treasury Index. We
                           seek to maintain a 95% or better
                           performance correlation with the
                           respective indexes, before fees and
                           expenses, regardless of market
                           conditions. The Fund's "neutral" target
                           allocation is 60% equity securities and
                           40% fixed income securities.
-------------------------- ----------------------------------------- -----------------------------------------
Wells Fargo Advantage      Long-term capital appreciation. The       Wells Fargo Funds Management, LLC,
International Core Fund    Fund seeks long-term capital              adviser; New Star Institutional
                           appreciation by investing in              Managers Limited, subadviser.
(previously Wells Fargo    principally in non-U.S. securities,
VT International Equity    with focus on companies with strong
Fund)                      growth potential that offer relative
                           values. These companies typically have
                           distinct competitive advantages, high
                           or improving returns on invested
                           capital and a potential for positive
                           earnings surprises. We may invest in
                           emerging markets.
-------------------------- ----------------------------------------- -----------------------------------------
Wells Fargo Advantage      Seeks long-term capital appreciation.     Wells Fargo Funds Management, LLC,
Opportunity Fund           We invest in equity securities of         adviser; Wells Capital Management
                           medium-capitalization companies that we   Incorporated, subadviser.
                           believe are under-priced yet, have
                           attractive growth prospects.
-------------------------- ----------------------------------------- -----------------------------------------
Wells Fargo Advantage      Long-term capital appreciation. Focus     Wells Fargo Funds Management, LLC,
Small Cap Growth Fund      is on companies believed to have          adviser; Wells Capital Management
                           above-average growth potential or that    Incorporated, subadviser.
                           may be involved in new or innovative
                           products, services and processes.
                           Invests principally in securities of
                           companies with market capitalizations
                           equal to or lower than the company with
                           the largest market capitalization in
                           the Russell 2000 Index, which is
                           considered a small capitalization index
                           that is expected to change frequently.
-------------------------- ----------------------------------------- -----------------------------------------

24   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS

Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o  laws or regulations change;

o  the existing funds become unavailable; or,

o  in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the policy, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate premiums or policy value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource(SM) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your policy. A reallocation and subsequent transfer for this purpose will not count against any maximum number of transfers per year we may impose under the policy. (See "Transfers Between the Fixed Account and Subaccounts.")

In the event of any such substitution or change, we may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments.

VOTING RIGHTS

As a policy owner with investments in any subaccount, you may vote on important fund matters. We are the legal owner of all fund shares and therefore hold all voting rights. However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. We also will vote fund shares for which we have voting rights in the same proportion as those shares in that subaccount for which we receive instructions. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

The Fixed Account

You can allocate net premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers Between the Fixed Account and Subaccounts"). The fixed account is our general investment account. It includes all assets we own other than those in the variable account and other separate accounts. Subject to applicable law, we have sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, we guarantee that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the account. Keep in mind that this guarantee is based on our continued claims-paying ability. We are not obligated to credit interest at any rate higher than 4%, although we may do so at our sole discretion. Rates higher than 4% may change from time to time, at our discretion, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing policies, product design, competition and our revenues and expenses. We will not credit interest in excess of 4% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

25   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Purchasing Your Policy

APPLICATION

To apply for coverage, complete an application and send it with your premium payment to our home office. In your application, you:

o  select a specified amount of insurance;

o  select a death benefit option;

o  designate a beneficiary; and

o state how premiums are to be allocated among the fixed account and/or the subaccounts.

Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

Age limit: We generally will not issue a policy where the proposed insured is over the insurance age of 85. We may, however, do so at our sole discretion.

Risk classification: The risk classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, Fees and Charges." )

Other conditions: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you. The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.

Incontestability: We will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the truth of statements or representations in your application.

PREMIUMS

Payment of premiums: In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years until the policy value is sufficient to cover the surrender charge, we require that you pay the minimum initial premium in effect in order to keep the policy in force.

You may schedule payments annually, semiannually or quarterly. (We must approve payment at any other interval.) We show this premium schedule in your policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.

You may also change the amount and frequency of scheduled premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.

Premium limitations: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the insured's attained insurance age 100.

Allocation of premiums: Until the policy date, we hold any premiums in the fixed account and we credit interest on any net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.

Purchasing your policy: We credit additional premiums you make to your accounts on the valuation date we receive them. If we receive an additional premium at our home office before the close of business, we will credit any portion of that premium allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the premium. If we receive an additional premium at our home office at or after the close of business, we will credit any portion of that premium allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the premium.

26   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Policy Value

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account. We value your accounts as follows:

FIXED ACCOUNT

We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:

o the sum of your net premiums and transfer amounts (including loan transfers) allocated to the fixed account; plus

o  interest credited; minus

o the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out (including loan transfers); minus

o any portion of the monthly deduction for the coming month that is allocated to the fixed account.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you allocate a net premium or transfer into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a charge, we subtract a certain number of accumulation units from your policy value.

Accumulation units are the true measure of investment value in each subaccount. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

Number of units: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

We determine the net investment factor by:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends, to obtain a current adjusted net asset value per share; then

o  dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Factors that affect subaccount accumulation units: Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o  additional net premiums allocated to the subaccounts;

o  transfers into or out of the subaccounts;

o  partial surrenders and partial surrender fees;

o  surrender charges; and/or

o  monthly deductions.

Accumulation unit values will fluctuate due to:

o  changes in underlying fund net asset value;

o  fund dividends distributed to the subaccounts;

o  fund capital gains or losses;

o  fund operating expenses; and

o  mortality and expense risk charges.

When valuations occur: We calculate all policy values allocated to subaccounts and all transactions under the policy on any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the close of business. At the close of business, the next valuation date begins. Valuation dates do not occur when the NYSE is closed as, for example, on Saturdays, Sundays and national holidays.

27   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Transactions include:

o  premium payments;

o  loan requests and repayments;

o  surrender requests; and

o  transfers.

We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your transaction request at our home office before the close of business, we will process your transaction using the accumulation unit value we calculate on the valuation date we received your transaction request. On the other hand, if we receive your transaction request at our home office at or after the close of business, we will process your transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

Keeping The Policy in Force

MINIMUM INITIAL PREMIUM PERIOD

To allow you to purchase the policy for the lowest premium possible, you may choose to pay only the minimum initial premium during the minimum initial premium period as long as the policy value minus indebtedness equals or exceeds the monthly deduction. The policy will not enter the grace period during the Minimum Initial Premium Period as shown in your policy under "Policy Data," if:

o on a monthly date, the policy value minus indebtedness equals or exceeds the monthly deduction for the policy month following such monthly date; and

o the sum of all premiums paid, minus any partial surrenders, and minus any indebtedness equals or exceeds the minimum initial premium, as shown in your policy under "Policy Data," times the number of months since the policy date, including the current month.

The minimum initial premium period is five years.

NO LAPSE GUARANTEE

A feature of the policy guaranteeing the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. This feature is sometimes referred to as a death benefit guarantee. Each policy has the following NLG option:

   No Lapse Guarantee to Age 100 (NLG-100): This option guarantees the policy will not lapse before the insured's attained insurance age 100.

   The NLG-100 will remain in effect as long as:

   o  the sum of premiums paid; minus

   o  partial surrenders; minus

   o  outstanding indebtedness; equals or exceeds

   o  the NLG-100 premiums due since the policy date.

   The NLG-100 premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the NLG-100 in effect, the NLG-100 will terminate. If you have paid the sufficient premiums, the NLG-100 will be in effect. If the NLG-100 is not in effect, your policy will lapse if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. The NLG-100 may be reinstated within two years of its termination if the policy is in force.

GRACE PERIOD

If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and neither the NLG nor the minimum initial premium period is in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

We will mail a notice to your last known address, requesting payment of the premium needed so that we can make the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocate it in the same manner as other premium payments. If the insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.

28   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, we will require:

o  a written request;

o  evidence satisfactory to us that the insured remains insurable;

o  payment of the premium we specify; and

o  payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. The suicide period (See "Proceeds Payable Upon Death") will apply from the effective date of reinstatement. Surrender charges will also be reinstated. The NLG cannot be reinstated.

We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

EXCHANGE RIGHT

During the first two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We will automatically credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against any maximum number of transfers per year we may impose under the policy. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification or issue age. Only the options available for allocating your policy value will be affected.

Before you exercise the exchange right, be sure to ask your sales representative about all the options that are available to you. We may offer other fixed account policies with maximum fees and charges, and minimum guaranteed rates of interest, which differ from the maximum fees and charges and the minimum guaranteed rate of interest in the exchange policy. Other fixed account policies we offer require evidence that the insured is insurable according to our underwriting rules.

PAID-UP INSURANCE OPTION

You may request that we use the cash surrender value of the policy be used to purchase an amount of paid-up insurance. You may make your request in writing during the 30 days before any policy anniversary. The paid-up insurance policy will take effect as of the policy anniversary and will mature on the original policy's maturity date. You will forfeit all rights to make future premium payments and all riders will terminate.

The amount and cash surrender value of the paid-up insurance policy will be based on the cost of insurance rates guaranteed in the policy and on the fixed account guaranteed interest rate. The paid-up insurance policy's death benefit amount, minus its cash surrender value, cannot be greater than your current policy's death benefit, minus its policy value (both as of the date of the paid-up insurance policy's purchase). The amount of paid-up insurance will remain level and will not be less than required by law.

Any cash surrender value that is not used to purchase the paid-up insurance amount will be paid to you. At any time before the insured's death, you may surrender the paid-up insurance for its cash surrender value.

Proceeds Payable Upon Death

We will pay a benefit to the beneficiary of the policy when the insured dies. The amount payable is the death benefit amount minus any indebtedness as of the death benefit valuation date.

Option 1 (level amount): Under the Option 1 death benefit, if death is prior to the insured's attained insurance age 100, the death benefit amount is the greater of the following as determined on the death benefit valuation date:

o  the specified amount; or

o a percentage of the policy value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

Option 2 (variable amount): Under the Option 2 death benefit, if death is prior to the insured's attained insurance age 100, the death benefit amount is the greater of the following as determined on the death benefit valuation date:

o  the policy value plus the specified amount; or

o  the percentage of policy value.

29   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Examples                                                                                              Option 1      Option 2
Specified amount                                                                                     $100,000      $100,000
Policy value                                                                                         $  5,000      $  5,000
Death benefit                                                                                        $100,000      $105,000
Policy value increases to                                                                            $  8,000      $  8,000
Death benefit                                                                                        $100,000      $108,000
Policy value decreases to                                                                            $  3,000      $  3,000
Death benefit                                                                                        $100,000      $103,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because our net amount at risk is generally lower. For this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

Under both Option 1 and Option 2, if death is on or after the insured's attained insurance age 100, the death benefit amount will be the greater of:

o  the policy value on the death benefit valuation date; or

o  the policy value at the insured's attained insurance age 100.

CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

If you change from Option 1 to Option 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting death benefit amount would fall below the minimum amount shown in the policy.

If you change from Option 2 to Option 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following:

o Monthly deduction because the cost of insurance charges depends upon the specified amount.

o  Minimum initial premium.

o  Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to increase or decrease the specified amount.

Increases: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000 and we will not permit an increase after the insured's attained insurance age 85. We will have two years from the effective date of an increase in specified amount to contest the truth of statements or representations in the application for the increase in specified amount.

An increase in the specified amount will have the following effect on policy costs:

o Your monthly deduction will increase because the cost of insurance charge depends upon the specified amount.

o  Charges for certain optional insurance benefits may increase.

o  The minimum initial premium and the NLG premium will increase.

o  The surrender charge will increase.

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly date. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the NLG option or the minimum initial premium period is in effect.

30   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Decreases: After the first policy year, you may decrease the specified amount, subject to all the following limitations:

o  Only one decrease per policy year is allowed.

o We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Code.

o After the decrease, the specified amount may not be less than the minimum amount shown in the policy.

o In policy years 2-5, the specified amount remaining after the decrease may not be less than 75% of the initial specified amount.

o In policy years 6-10, the specified amount remaining after the decrease may not be less than 50% of the initial specified amount.

o In policy years 11-15, the specified amount remaining after the decrease may not be less than 25% of the initial specified amount.

o In policy years 16+, the specified amount remaining after the decrease must be at least $1,000.

o The effective date of any decrease in specified amount is the monthly date on or next following the date we receive your request.

Each increase in specified amount is treated as a new policy for purposes of applying the limitations on decreases. Thus, the first policy year for an increase is measured from the effective date of the increase.

Example

This example assumes an initial specified amount of $100,000. In policy year 6, you increase the initial specified amount by $100,000. The current specified amount after this increase is $200,000. In policy year 10 (and 4 policy years after the effective date of the increase), you request a $125,000 decrease in the current specified amount. The maximum decrease permitted under these assumptions is limited to $75,000, and the specified amount after this decrease is $125,000, computed as follows:

   Maximum reduction in initial specified amount in policy year 10:             $100,000 x .50  =  $ 50,000
   Maximum reduction in increase in specified amount during the
   fourth policy year of increase:                                              $100,000 x .25  =   +25,000
   Maximum permitted reduction in current specified amount:                                        $ 75,000
   Current specified amount before reduction:                                                      $200,000
   Minus maximum permitted reduction in current specified amount:                                   -75,000
                                                                                                   --------
   Specified amount after reduction:                                                               $125,000

A decrease in specified amount will affect your costs as follows:

o Your monthly deduction will decrease because the cost of insurance charge depends upon the specified amount.

o  Charges for certain optional insurance benefits may decrease.

o  The minimum initial premium and the NLG premium will decrease.

o  The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:

o  First from the portion due to the most recent increase;

o  Next from portions due to the next most recent increases successively; and

o  Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different risk classifications to the current specified amount. We will eliminate the risk classification applicable to the most recent increase in the specified amount first, then the risk classification applicable to the next most recent increase, and so on.

MISSTATEMENT OF AGE OR SEX

If the insured's age or sex has been misstated, the proceeds payable upon death will be:

o  the policy value on the date of death; plus

o the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

o  the amount of any outstanding indebtedness on the date of death.

SUICIDE

Suicide by the insured, whether sane or insane, within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus any indebtedness and partial surrenders.

BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you, if living. If you are not living, the beneficiary will be your estate.

31   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Transfers Between the Fixed Account and Subaccounts

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. Before making a transfer, you should consider the risks involved in changing investments. We may suspend or modify transfer privileges at any time.

RESTRICTIONS ON TRANSFERS

We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a policy if you wish to use short-term trading strategies to manage your investment.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the policy. If market timing causes the returns of an underlying fund to suffer, policy value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the policy and your beneficiary(ies) under the policy a financial loss.

We apply the following market timing policy to discourage frequent transfers of policy value among the subaccounts of the variable account:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of asset allocation or dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a policy owner who makes more than three subaccount transfers in any 90 day period.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your policy and the terms of your policy. These restrictions or modifications may include, but not be limited to:

o  requiring transfer requests to be submitted only by first-class U.S. mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o  not accepting telephone or electronic transfer requests;

o  requiring a minimum time period between each transfer;

o  not accepting transfer requests of an agent acting under power of attorney;

o  limiting the dollar amount that you may transfer at any one time; or

o  suspending the transfer privilege.

Subject to applicable state law and the terms of each policy, we will apply the policy described above to all policy owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some policies may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the funds and harm policy owners.

32   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

In addition to the market timing policy we apply to discourage frequent transfers among the subaccounts of the variable account, the funds available as investment options under the policy may have adopted their own market timing policies and procedures. Market timing policies and procedures adopted by underlying funds may affect your investment in the policy in several ways, including but not limited to:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing, it is possible that the underlying fund's policy might cause us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the policy may also be offered to other intermediaries including unaffiliated insurance company separate accounts. Even if we are able to implement a fund's market timing policies, there can be no guarantee that other eligible purchasers of the fund's shares will be able to do so, and the returns of that fund could be adversely affected.

Funds available as investment options under the policy that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

For more information about whether a particular underlying fund has adopted a market timing policy, what that policy is if one has been adopted, and the risks that market timing poses to that fund, see that fund's prospectus.

FIXED ACCOUNT TRANSFER POLICIES

o You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

o If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

o If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

o We will not accept requests for transfers from the fixed account at any other time.

o If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange Right.")

MINIMUM TRANSFER AMOUNTS

From one subaccount to another subaccount or to the fixed account:

o For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

o  For automated transfers -- $50.

From the fixed account to a subaccount:

o For mail and phone transfers -- $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

o  For automated transfers -- $50.

MAXIMUM TRANSFER AMOUNTS

None.

MAXIMUM NUMBER OF TRANSFERS PER YEAR

You may make transfers by mail or telephone. However, we reserve the right to limit transfers by mail or telephone to five per policy year. In addition to transfers by mail or phone, you may make automated transfers subject to the restrictions described below.

AUTOMATED TRANSFERS

In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your sales representative can help you set up an automated transfer.

33   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Automated transfer policies

o Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

o You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

o You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

o If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

o If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

o If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

o The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

o If we must suspend your automated transfer arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

o Automated transfers are subject to all policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts. (Exception: The maximum number of transfers per year provision does not apply to automated transfers.)

o  You may make automated transfers by choosing a schedule we provide.

AUTOMATED DOLLAR-COST AVERAGING

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

How dollar-cost averaging works
                                                                                                  Number
                                                                   Amount      Accumulation      of units
                                                      Month       invested      unit value       purchased
By investing an equal number
of dollars each month ...                              Jan          $100            $20             5.00

                                                       Feb           100             18             5.56

you automatically buy                                  Mar           100             17             5.88
more units when the
per unit market price is low ...  --------->           Apr           100             15             6.67

                                                       May           100             16             6.25

                                                       June          100             18             5.56

                                                       July          100             17             5.88

and fewer units                                        Aug           100             19             5.26
when the per unit
market price is high.             --------->           Sept          100             21             4.76

                                                       Oct           100             20             5.00

You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

You may make dollar-cost averaging transfers by choosing a schedule we provide.

34 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

ASSET REBALANCING

Subject to availability, you can ask us in writing to allocate the variable subaccount portion of your policy value according to the percentages (in whole percentage amounts) that you choose. The policy value must be at least $2,000 at the time of the rebalance. Asset rebalancing does not apply to the fixed account. The period you select will start to run on the date we record your request. We automatically will rebalance the variable subaccount portion of your policy value either quarterly, semiannually, or annually. On the first valuation date of each of these periods, we automatically will rebalance your policy value so that the value in each subaccount matches your current subaccount percentage allocations. We rebalance by transferring policy value between subaccounts. Transfers for this purpose are not subject to the maximum number of transfers provisions above.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your policy value. You must allow 30 days for us to change any instructions that currently are in place. There is no charge for asset rebalancing. For more information on asset rebalancing, contact your sales representative.

Policy Loans

You may borrow against your policy by written or phone request. (See "Two Ways to Request a Transfer, Loan or Surrender" for address and phone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request (for exceptions -- see "Deferral of Payments," under "Payment of Policy Proceeds"). We will mail loan payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.

MINIMUM LOAN AMOUNTS

$500 or the remaining loan value, whichever is less.

MAXIMUM LOAN AMOUNTS

o  90% of the policy value minus surrender charges.

o  For phone requests, the maximum loan amount is $100,000.

The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

ALLOCATION OF LOANS TO ACCOUNTS

Unless you specify otherwise, we will make the loan from the fixed account and the subaccounts in proportion to their values at the end of the valuation period during which we receive your request. When we make a loan from a subaccount, we redeem accumulation units and transfer the proceeds into the fixed account. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

REPAYMENTS

We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

OVERDUE INTEREST

If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take that interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest allocated, we will take all of the interest from all of the accounts in proportion to their value, minus indebtedness.

EFFECT OF POLICY LOANS

A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the subaccounts and/or fixed account as collateral. The loan collateral does not participate in the investment performance of the subaccounts. The loan collateral earns interest at the minimum rate guaranteed in the fixed account. A loan reduces the policy surrender value. If the loan causes the cash surrender value to drop to zero, the policy will lapse. The death benefit is reduced by loan indebtedness. A loan may also cause the NLG or minimum initial guarantee period to terminate.

35   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Policy Surrenders

You may take a full or a partial surrender by written or phone request. (See "Two Ways to Request a Transfer, Loan or Surrender" for address and phone numbers for your requests.) We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may require you to return your policy. Generally, we will process your payment within seven days (for exceptions -- see "Deferral of Payments" under "Payment of Policy Proceeds"). We will mail surrender payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.

TOTAL SURRENDERS

If you surrender your policy, you receive its cash surrender value, which is the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, Fees and Charges.")

PARTIAL SURRENDERS

After the first policy year, you may take a partial surrender of any amount from $500 up to 90% of the policy's cash surrender value. Partial surrenders by phone are limited to $100,000. Unless you specify otherwise, we will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

Effect of partial surrenders

o A partial surrender will reduce the policy value by the amount of the partial surrender and the partial surrender charge. (See "Fee Tables" and "Loads, Fees and Charges.")

o A partial surrender will reduce the death benefit by the amount of the partial surrender and charge, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

o A partial surrender may terminate any of the NLG options. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the NLG in effect.

o If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and charge. We will deduct this decrease from the current specified amount in this order:

   1. First from the specified amount provided by the most recent increase;

   2. Next from the next most recent increases successively;

   3. Then from the initial specified amount when the policy was issued.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. We will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Proceeds Payable Upon Death.")

o If Option 2 is in effect, a partial surrender does not affect the specified amount.

Two Ways to Request a Transfer, Loan or Surrender

Provide your name, policy number, Social Security Number or Taxpayer Identification Number (TIN)* when you request a transfer, loan or partial surrender.

1 By mail

Regular mail:

IDS Life Insurance Company of New York
20 Madison Avenue Extension
P.O. Box 5144
Albany, NY 12205

Express mail:

IDS Life Insurance Company of New York
20 Madison Avenue Extension
Albany, NY 12203

* Failure to provide a Social Security Number or TIN may result in mandatory tax withholding on the taxable portion of the distribution.

36   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

2 By phone

Call between 8 a.m. and 6 p.m. (Monday - Thursday),
8 a.m. and 4:30 p.m. (Friday). All Eastern Times.

(800) 541-2251 (toll free)

(518) 869-8613 (local)

o We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

o We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and recording calls. As long as these procedures are followed, neither we nor our affiliates will be liable for any loss resulting from fraudulent requests.

o We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write and tell us.

Payment of Policy Proceeds

We will pay policy proceeds when:

o  you surrender the policy; or

o  the insured dies.

We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into a checking account). We will compute the amount of the death benefit and pay it in a lump sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year on lump sum death proceeds from the date of the insured's death to the settlement date (the date on which we pay proceeds in a lump sum or we first place them under a payment option).

PAYMENT OPTIONS

During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option unless you say that he or she cannot.) You decide how much of the proceeds will be placed under each option (minimum:
$5,000). We will transfer any such amount to our general account. You may also make a written request to change a prior choice of payment option or, if we agree, to elect a payment option other than the three listed below. Unless we agree otherwise, we must make payments under all options to a natural person.

Option A -- Interest payments: We will pay interest on any proceeds placed under this option at a rate of 3% per year, compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all proceeds that remain or you may place them under a different payment option that we approve.

Option B -- Payments for a specified period: We will make fixed monthly payments for any number of years you specify. We will furnish monthly amounts for payment periods at your request, without charge.

Option C -- Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.

DEFERRAL OF PAYMENTS

We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

o  the payment includes a premium payment check that has not cleared;

o  the NYSE is closed, except for normal holiday and weekend closings;

o  trading on the NYSE is restricted, according to SEC rules;

o an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

o  the SEC permits us to delay payments for the protection of security holders.

We may delay payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of the surrender proceeds by more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.

37   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Federal Taxes

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as our tax status, YOU SHOULD CONSULT A TAX ADVISER TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the IRS currently interprets them. Both the laws and their interpretation may change.

As with any financial product purchased, you should make the decision as to who the owner and the beneficiary will be after consultation with your tax and legal advisers. These decisions may significantly affect the amount due for income tax, gift tax and estate tax and also your ownership rights to the policy.

The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

Federal income tax reporting and withholding: If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax reporting, and may be subject to withholding pursuant to the Code.

Diversification and Investor Control: Although the IRS has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable policies and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the policy owner would be currently taxed on income earned within the policy. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

IDS LIFE OF NEW YORK'S TAX STATUS

We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which the subaccount invests and becomes part of the subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in our tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS

Death benefit proceeds: The death benefit paid to the beneficiary is not considered part of the beneficiary's income and therefore is not subject to federal income taxes. When the proceeds are paid on or after the insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.

Death benefit proceeds under Payment Option A: The death benefit proceeds are not subject to income tax, but payments of interest are.

Death benefit proceeds under Payment Options B and C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the beneficiary's investment in the policy and will not be taxed. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. Under Option C only, any payments made after the investment in the policy is fully recovered will be subject to tax.

Pre-death proceeds: Generally, part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. It is possible that the amount of taxable income generated at the lapse or surrender of a policy with a loan may exceed the actual amount of cash received. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment contract (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment contract.

38   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Source of proceeds                                    Taxable portion of pre-death proceeds
----------------------------------------------------------------------------------------------------------------------------
Non-modified endowment contracts:
Full surrender:                                       Amount received plus any indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings generated in the policy
                                                      -- earnings in policy cash value and earnings previously taken via existing loans. It could be the case that a policy with a relatively small existing cash value could have significant earnings that will be taxed upon surrender of the policy.

Lapse:                                                Any outstanding indebtedness minus your investment in the policy.(1)
                                                      You will be taxed on any earnings generated in the contract --
                                                      earnings in policy cash value and earnings previously taken via existing loans. It could be the case that a policy with a relatively small existing cash value could have significant earnings that will be taxed upon lapse of the policy.

Partial surrenders:                                   Generally, if the amount received is greater than your investment in the policy,(2) the amount in excess of your investment is taxable.
                                                      However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.

Policy loans and assignments:                         None.(2)

Modified endowment contracts:

Full surrender:                                       Amount received plus any indebtedness, minus your investment in the policy.(1)

Lapse:                                                Any outstanding indebtedness minus your investment in the policy.(1)

Partial surrenders:                                   Lesser of:

                                                      o   the amount received; or

                                                      o   policy value minus your investment in the policy.(1)

Policy loans and assignments:                         Lesser of:

                                                      o   The amount of the loan/assignment; or

                                                      o   policy value minus your investment in the policy.(1)

Payment options
(applicable to non-modified endowment contracts and   Option A for Pre-death proceeds: taxed as full surrender (and may be
modified endowment contracts):                        subject to additional 10% penalty tax if modified endowment contract).
                                                      Interest taxed (and not subject to additional 10% penalty tax).

                                                      Option B and C for Pre-death proceeds: Portion of each payment taxed and portion considered a return on investment in the policy(1) and not taxed. Any outstanding indebtedness at the time the option is elected taxed as a partial surrender (and may be subject to additional 10%
                                                      penalty tax if modified endowment contract). Payments made after the investment in the policy(1) is fully recovered are taxed. If the policy is a modified endowment contract, those payments may be subject to an additional 10% penalty tax.

(1) Investment in the policy is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans. (for non-modified endowment contracts, it is unlikely that any previous policy loans were taxable).

(2) However, should the policy later be surrendered or lapsed with outstanding indebtedness, see discussion related to "full surrender" or "lapse" under "Source of Proceeds" in the "Non-modified endowment contracts" section shown above for the explanation of tax treatment.

MODIFIED ENDOWMENT CONTRACTS

Your policy is a modified endowment contract if the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

If you exchanged a policy that is a modified endowment contract, your new policy also will be a modified endowment contract.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment contract limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

39   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

If you pay a premium that causes your policy to become a modified endowment contract under the Code, we will notify you in writing. If you do not want your policy to remain a modified endowment contract, you can choose one of the following options within the time period stated in the notice:

o ask us to refund the excess premium that caused the policy to become a modified endowment contract, plus interest; or

o ask us to apply the excess premium to your policy at a later date when it would not cause the policy to become a modified endowment contract.

You do not have to choose either of these options, but your policy will then remain a modified endowment contract for the life of the policy.

Increases in benefits: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Proceeds Payable upon Death" section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment if premiums you pay in the first seven years following a material change exceed the recalculated limits.

Reductions in benefits: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment contract limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment contract with applicable tax implications even if you do not pay any further premiums.

Distributions affected: Modified endowment contract rules apply to distributions in the year the policy becomes a modified endowment contract and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment contract because the IRS presumes that you took a distribution in anticipation of that event.

Serial purchase of modified endowment contracts: The IRS treats all modified endowment contracts issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

Penalty tax: If a policy is a modified endowment contract, the taxable portion of pre-death proceeds from a full surrender, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:

o  the distribution occurs after the owner attains age 591/2;

o the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7)) or

o the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

Interest paid on policy loans: If you use a policy loan for personal purposes, interest paid on the loan is not tax-deductible. Other rules may apply if you use the loan for trade or business or investment purposes or if a business or corporation owns the policy from which the loan is taken.

Policy changes: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

Other taxes: Federal estate tax, state and local estate tax or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy proceeds also will depend on the circumstances. The estate tax is repealed in 2010, and unless Congress acts by 2011, the laws governing estate taxes will apply as if the Economic Growth and Tax Relief Reconciliation Act of 2001 had never been passed. State laws are also subject to change.

Tax-deferred retirement plans: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant, tax adviser and legal adviser prior to purchasing a policy in conjunction with a retirement plan, and consider, without limitation, (i) the deductibility to the employer and the inclusion in gross income to the employee of amounts used to purchase insurance in conjunction with a qualified retirement plan, (ii) the taxation of insurance proceeds upon death for insurance in conjunction with a qualified retirement plan, and (iii) the appropriateness of and limitations on the purchase of insurance in conjunction with the retirement plan.

40   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

On July 6, 1983, the Supreme Court held in Norris v. Arizona Governing Committee that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with their legal advisers before purchasing the policy for any employment-related insurance or benefit program.

SPLIT DOLLAR ARRANGEMENTS

The following is a general discussion of the federal income tax implications of a split dollar arrangement. You should consult your legal and tax advisers before developing or entering into a split dollar arrangement.

A life insurance policy purchased as part of a split dollar arrangement provides funding for individual cash value life insurance. The arrangement divides or `splits' the death benefit and the living benefits between two parties. The objective of a split dollar arrangement is to join together the life insurance needs of one party with the premium paying ability of another. Often this means cooperation between an employee and his or her employer, but the arrangement may be used in other relationships -- corporation-shareholder, parent-child, donor-donee.

In Treasury Decision (T.D.) 9092, the IRS defines a split dollar life insurance arrangement as "any arrangement between an owner of a life insurance contract and a non--wner of the contract under which either party to the arrangement pays all or part of the premiums, and one of the parties paying the premiums is entitled to recover (either conditionally or unconditionally) all or any portion of those premiums and such recovery is to be made from, or is secured by, the proceeds of the contract." The definition is not intended to include life insurance plans where only one party has all the rights to the policy such as group-term plans (Code Section 79), executive bonus arrangements (Code Section
162) or key-person plans.

Mutually Exclusive Regimes

In IRS Notice 2002-8, the IRS introduced the concept of two mutually exclusive regimes as it relates to the taxation of split dollar, the economic benefit regime and the loan regime. These regimes apply to both business and personal (private) uses of split dollar. The introduction of these two regimes, along with IRS Notice 2002-59 and the final split dollar regulations (T.D. 9092) may have limited split dollar arrangements to one of these two regimes exclusively.

I. Economic benefit split dollar -- "For these arrangements, the owner of the life insurance contract is treated as providing economic benefits to the non--wner of the contract, and those economic benefits must be accounted for fully and consistently by both the owner and the non--wner" (T.D. 9092) IRS Regulation Section 1.61-22(d) provides that the possible economic benefit provided to the non--wner can include the value of: (1) current life insurance coverage, (2) any portion of the cash surrender value available to the non--wner, and (3) the transfer of the policy to the non--wner.

Under IRS Regulation Section 1.61-22(d)(2), in addition to the amount of any current life insurance protection provided to the non--wner, the owner and the non--wner must also account fully and consistently for the amount of policy cash value to which the non--wner has current access (to the extent that such amount was not actually taken into account for a prior taxable year), and the value of any other economic benefits provided to the non--wner (to the extent not actually taken into account for a prior taxable year).

II. Loan (Collateral Assignment) split dollar -- Under the loan regime, the non--wner of the life insurance policy is treated as loaning the amount of its premium payments to the owner of the policy. Generally, the policy is held as collateral for the loan. The loan regime generally will govern the taxation of collateral assignment arrangements. Under IRS Regulation Section 1.7872-15, a payment made pursuant to a split dollar arrangement is a split dollar loan and the owner and non--wner are treated, respectively, as borrower and lender if (i) the payment is made either directly or indirectly by the non--wner to the owner;
(ii) the payment is a loan under general principals of Federal tax law or, if not a loan under general principles of Federal tax law, a reasonable person would expect the payment to be repaid in full to the non--wner (whether with or without interest); and (iii) the repayment is to be made from, or is secured by, either the policy's death benefit proceeds or its cash surrender value.

If a split dollar loan does not provide for sufficient interest, the loan is a below-market split dollar loan subject to IRS Section 7872. If the split dollar loan provides for sufficient interest, then, except as provided in IRS Section 7872, the loan is subject to the general rules for debt instruments (including the rules for original issue discount under IRS Sections 1271 and 1275). In general, interest on a split dollar loan is not deductible by the borrower.

Taxation -- Determined by Policy ownership

The tax treatment will depend on the structure of the agreement and who is deemed to be the owner of the policy. The specific tax ramifications (i.e. compensation, gift taxes, etc.) will depend on the relationship between the owner and the non--wner. The regulations have taken a uniquely simple approach to determine which of the two regimes applies, based on policy ownership. The owner is the person named as owner under the policy. Clarity is provided by the regulations in situations where there are two or more owners named or where different types of trusts hold the policy. If you are considering a split dollar arrangement, you should consult your legal and tax adviser.

41   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Distribution of the Policy

We pay our sales representative commissions of up to 95% of the initial target premium (annualized) for VUL IV - NY when the policy is sold, plus up to 3.5% of all premiums in excess of the target premium. We determine the target premium, which varies by age, gender and risk classification of the insured at the time of issue as well as by the specified amount of the policy. For VUL IV ES - NY, the commission is up to 85% of the initial target premium (annualized), plus up to 2.5% of all premiums in excess of the target premium. Each year we pay our sales representative a service fee of .125% or less of the policy value, less indebtedness. We pay additional commissions to our representatives if an increase in coverage occurs.

We may utilize other or additional compensation plans with certain sales representatives, including compensation plans that pay the sales representatives additional compensation when sales representatives achieve volume goals we set. These goals may be based on total sales in a period we establish and may include sales of other insurance and investment products we or an affiliate offer. As noted below, compensation plans which vary with the volume of sales may create conflicts of interest for the sales representatives.

The above commissions and service fees compensate our sales representative for selling and servicing the policy. These commissions do not change depending on which subaccounts you choose to allocate your premiums. We also may pay additional commissions to help compensate field leadership and to pay for other distribution expenses and benefits noted below. Our sales representative may be required to return sales commissions under certain circumstances including, but not limited to, if a policy owner returns the policy under the free look period.

From time to time and in accordance with applicable laws and regulations, sales representatives and field leaders are eligible for various benefits. These include cash benefits, such as bonuses and sales incentives, and non-cash benefits, such as conferences, seminars and trips (including travel, lodging and meals), entertainment, merchandise and other similar items. Sales of policies may help sales representatives and/or their field leaders qualify for such benefits.

Sources of Payments to Sales Representatives

o We pay the commissions and other compensation described above from our assets.

o  Our assets may include:

   -- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the policy (see "Fee Tables");

   -- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "Annual Operating Expenses of the Funds");

   -- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds -- Fund selection"); and

   -- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

o You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the policy. However, you may pay part or all of the commissions and other compensation described above indirectly through:

   -- fees and expenses we collect from policy owners, including surrender charges; and

   -- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

Potential Conflict of Interest

Our compensation arrangements with sales representatives can potentially give sales representatives a heightened financial incentive to sell you the policy offered in this prospectus over other alternative investments which may pay the sales representatives lower compensation. Ask your sales representative for further information about what he or she may receive in connection with your purchase of the policy.

42   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Legal Proceedings

The SEC, the NASD and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. IDS Life of New York has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

IDS Life of New York and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life of New York believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life of New York believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on IDS Life of New York's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Policy Illustrations

The following tables illustrate how policy values, cash surrender values and death benefits can change over time based on specific assumptions about investment returns, expenses, risk classification of the insured, death benefit, premiums, loans and partial surrenders. A change in any of the assumptions will change the illustrated results.

You may obtain illustrations like those shown below based on the particular characteristics of the person you want to insure by contacting us at the address or phone number on the first page of the prospectus. If you purchase a policy, we will provide you with a projection of future death benefits and policy values upon written request. This projection will be based on assumptions to which we agree as to specified amount, death benefit option and future premium payments.

UNDERSTANDING THE ILLUSTRATIONS

Rates of return: The illustrations uniformly assume gross rates of return 0%, 6% or 12% for each policy year. These gross rates of return do not reflect the deduction of charges and expenses of the funds.

Expenses: The policy values illustrated reflect the deduction of the following expenses:

o  Premium expense charges;

o  Cost of insurance charges;

o  Policy fees;

o  Mortality and expense risk charges; and

o  Annual operating expenses of the funds.

We show the impact of the cost of insurance charges, policy fees and the mortality and expense risk charges under two different scenarios:

o  Current charges in all years illustrated; and

o  Guaranteed charges in all years illustrated.

All charges reflected in the illustrated policy values below are described in detail in the sections entitled "Fee Table" and "Loads, Fees and Charges." These sections describe where these charges differ between VUL IV - NY and VUL IV ES - NY. These differences are reflected in the illustrated policy values. These sections also describe when the various charges are deducted. The illustrated policy values reflect the timing of these deductions, however, they do not reflect charges for optional insurance benefits. Adding optional insurance benefits which have charges, (See, "Fee Tables") would result in additional charges, which would reduce the illustrated policy values.

We show the impact of the annual operating expenses of the funds by using the arithmetic average of annual operating expenses (including management fees, 12b-1 fees and other expenses) of all funds listed in the Fee Table. The arithmetic average of all fund operating expenses used in the following illustrations is 1.06% of average daily net assets. Actual policy values would reflect the annual operating expenses of each fund in which policy values were invested and therefore may be higher or lower than those illustrated using the arithmetic average of all fund expenses.

Risk classification of the insured: The illustration assumes the insured is a male, age 40, in our preferred nonsmoker risk classification. Illustrated policy values would be lower if the assumed insured did not qualify as a nonsmoker risk.

Death benefit: The death benefit illustrated is Option 1, a level death benefit. If Option 2 were selected, illustrated policy values would be lower and the death benefit would be greater than what is illustrated.

43   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Premiums: The illustrations for VUL IV - NY assume that a premium of $3,500 is paid in full at the beginning of each policy year. The illustrations for VUL IV ES - NY assume that a premium of $25,000 is paid in full at the beginning of each policy year. Results would differ if:

o  Premiums were not paid in full at the beginning of each policy year;

o  Premium amounts paid were different.

Loans and partial surrenders: The policy values illustrated assume no loans or partial surrenders are taken. If loans or partial surrenders were taken, illustrated policy values would be lower.

VUL IV - NY
-----------------------------------------------------------------------------------------------------------------------------------
ILLUSTRATION

INITIAL SPECIFIED AMOUNT $275,000                             MALE -- AGE 40                                  CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                      PREFERRED NONSMOKER                               ANNUAL PREMIUM $3,500
-----------------------------------------------------------------------------------------------------------------------------------
          PREMIUM(1)
         ACCUMULATED             DEATH BENEFIT                         POLICY VALUE                    CASH SURRENDER VALUE
END OF   WITH ANNUAL      ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
POLICY    INTEREST        ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
YEAR       AT 5%           0%          6%         12%           0%          6%         12%             0%        6%         12%
-----------------------------------------------------------------------------------------------------------------------------------
     1   $    3,675    $275,000    $275,000   $   275,000   $ 2,845     $  3,032   $     3,220     $    --    $    167  $       355
     2        7,534     275,000     275,000       275,000     5,623        6,176         6,753       2,757       3,311        3,887
     3       11,585     275,000     275,000       275,000     8,320        9,421        10,614       5,454       6,555        7,748
     4       15,840     275,000     275,000       275,000    10,945       12,779        14,846       8,080       9,913       11,981
     5       20,307     275,000     275,000       275,000    13,486       16,240        19,472      10,621      13,374       16,607

     6       24,997     275,000     275,000       275,000    15,944       19,809        24,534      13,652      17,517       22,242
     7       29,922     275,000     275,000       275,000    18,307       23,478        30,063      16,587      21,758       28,344
     8       35,093     275,000     275,000       275,000    20,599       27,274        36,132      19,452      26,127       34,985
     9       40,523     275,000     275,000       275,000    22,822       31,204        42,798      22,249      30,631       42,225
    10       46,224     275,000     275,000       275,000    24,985       35,282        50,132      24,985      35,282       50,132

    15       79,301     275,000     275,000       275,000    35,406       59,063       101,282      35,406      59,063      101,282
    20      121,517     275,000     275,000       275,000    43,285       87,273       185,463      43,285      87,273      185,463
    25      175,397     275,000     275,000       399,196    48,012      121,499       327,210      48,012     121,499      327,210
    30      244,163     275,000     275,000       648,850    47,018      162,434       559,354      47,018     162,434      559,354
    35      331,927     275,000     275,000     1,005,936    35,944      212,963       940,127      35,944     212,963      940,127

    40      443,939     275,000     294,493     1,646,528     4,369      280,470     1,568,122       4,369     280,470    1,568,122
    45      586,898          --     383,931     2,711,866        --      365,649     2,582,730          --     365,649    2,582,730
    50      769,354          --     489,556     4,406,659        --      466,244     4,196,818          --     466,244    4,196,818
    55    1,002,219          --     598,003     6,906,004        --      592,082     6,837,628          --     592,082    6,837,628
    60    1,299,420          --     762,186    11,359,275        --      762,186    11,359,275          --     762,186   11,359,275

(1) This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

44   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

VUL IV ES - NY
-----------------------------------------------------------------------------------------------------------------------------------
ILLUSTRATION

INITIAL SPECIFIED AMOUNT $2,000,000                           MALE -- AGE 40                                  CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                      PREFERRED NONSMOKER                              ANNUAL PREMIUM $25,000
-----------------------------------------------------------------------------------------------------------------------------------
          PREMIUM(1)
         ACCUMULATED             DEATH BENEFIT                         POLICY VALUE                    CASH SURRENDER VALUE
END OF   WITH ANNUAL      ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
POLICY    INTEREST        ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
YEAR        AT 5%           0%         6%         12%           0%          6%         12%             0%        6%         12%
-----------------------------------------------------------------------------------------------------------------------------------
     1   $   26,250    $2,000,000  $2,000,000 $ 2,000,000   $ 21,020   $   22,382  $    23,746    $    180  $    1,542  $     2,906
     2       53,813     2,000,000   2,000,000   2,000,000     41,482       45,521       49,726      20,642      24,681       28,886
     3       82,753     2,000,000   2,000,000   2,000,000     61,400       69,452       78,175      40,560      48,612       57,335
     4      113,141     2,000,000   2,000,000   2,000,000     80,844       94,271      109,408      60,004      73,431       88,568
     5      145,048     2,000,000   2,000,000   2,000,000     99,712      119,905      143,597      78,872      99,065      122,757

     6      178,550     2,000,000   2,000,000   2,000,000    117,965      146,336      180,995     101,293     129,664      164,323
     7      213,728     2,000,000   2,000,000   2,000,000    135,562      173,550      221,886     123,058     161,046      209,382
     8      250,664     2,000,000   2,000,000   2,000,000    152,631      201,702      266,754     144,295     193,366      258,418
     9      289,447     2,000,000   2,000,000   2,000,000    169,132      230,784      315,967     164,964     226,616      311,799
    10      330,170     2,000,000   2,000,000   2,000,000    185,132      260,897      370,038     185,132     260,897      370,038

    15      566,437     2,000,000   2,000,000   2,000,000    263,476      438,725      750,968     263,476     438,725      750,968
    20      867,981     2,000,000   2,000,000   2,000,000    324,136      651,843    1,381,912     324,136     651,843    1,381,912
    25    1,252,836     2,000,000   2,000,000   2,981,806    362,568      911,670    2,444,103     362,568     911,670    2,444,103
    30    1,744,020     2,000,000   2,000,000   4,863,775    363,281    1,227,522    4,192,909     363,281   1,227,522    4,192,909
    35    2,370,908     2,000,000   2,000,000   7,571,843    296,982    1,624,119    7,076,488     296,982   1,624,119    7,076,488

    40    3,170,994     2,000,000   2,263,138  12,449,078     99,601    2,155,369   11,856,265      99,601   2,155,369   11,856,265
    45    4,192,129            --   2,956,612  20,609,454         --    2,815,821   19,628,052          --   2,815,821   19,628,052
    50    5,495,385            --   3,782,178  33,680,388         --    3,602,075   32,076,560          --   3,602,075   32,076,560
    55    7,158,706            --   4,634,040  53,051,070         --    4,588,159   52,525,812          --   4,588,159   52,525,812
    60    9,281,573            --   5,922,541  87,642,825         --    5,922,541   87,642,825          --   5,922,541   87,642,825

(1) This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

45   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

VUL IV - NY
-----------------------------------------------------------------------------------------------------------------------------------
ILLUSTRATION

INITIAL SPECIFIED AMOUNT $275,000                            MALE -- AGE 40                               GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 1                                      PREFERRED NONSMOKER                              ANNUAL PREMIUM $3,500
-----------------------------------------------------------------------------------------------------------------------------------
          PREMIUM(1)
         ACCUMULATED             DEATH BENEFIT                         POLICY VALUE                    CASH SURRENDER VALUE
END OF   WITH ANNUAL      ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
POLICY    INTEREST        ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
YEAR        AT 5%           0%         6%         12%           0%          6%         12%             0%        6%         12%
-----------------------------------------------------------------------------------------------------------------------------------
     1   $    3,675    $275,000    $275,000    $  275,000   $ 2,587     $ 2,766     $    2,945     $    --     $    --   $       80
     2        7,534     275,000     275,000       275,000     5,081       5,601          6,143       2,215       2,735        3,278
     3       11,585     275,000     275,000       275,000     7,485       8,509          9,621       4,619       5,643        6,755
     4       15,840     275,000     275,000       275,000     9,793      11,486         13,400       6,928       8,621       10,535
     5       20,307     275,000     275,000       275,000    12,001      14,529         17,506       9,135      11,664       14,641

     6       24,997     275,000     275,000       275,000    14,103      17,635         21,967      11,810      15,342       19,675
     7       29,922     275,000     275,000       275,000    16,102      20,807         26,822      14,382      19,088       25,102
     8       35,093     275,000     275,000       275,000    17,993      24,043         32,107      16,847      22,897       30,961
     9       40,523     275,000     275,000       275,000    19,772      27,339         37,863      19,198      26,766       37,290
    10       46,224     275,000     275,000       275,000    21,433      30,695         44,137      21,433      30,695       44,137

    15       79,301     275,000     275,000       275,000    27,554      47,997         85,091      27,554      47,997       85,091
    20      121,517     275,000     275,000       275,000    28,724      65,122        149,340      28,724      65,122      149,340
    25      175,397     275,000     275,000       310,768    21,995      79,785        254,728      21,995      79,785      254,728
    30      244,163     275,000     275,000       490,635       966      87,183        422,961         966      87,183      422,961
    35      331,927          --     275,000       736,400        --      76,755        688,224          --      76,755      688,224

    40      443,939          --     275,000     1,167,875        --      17,904      1,112,262          --      17,904    1,112,262
    45      586,898          --          --     1,852,543        --          --      1,764,326          --          --    1,764,326
    50      769,354          --          --     2,874,639        --          --      2,737,752          --          --    2,737,752
    55    1,002,219          --          --     4,317,789        --          --      4,275,039          --          --    4,275,039
    60    1,299,420          --          --     6,919,649        --          --      6,919,649          --          --    6,919,649

(1) This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

46   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

VUL IV ES - NY
-----------------------------------------------------------------------------------------------------------------------------------
ILLUSTRATION

INITIAL SPECIFIED AMOUNT $2,000,000                          MALE -- AGE 40                                  CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                      PREFERRED NONSMOKER                              ANNUAL PREMIUM $25,000
-----------------------------------------------------------------------------------------------------------------------------------
          PREMIUM(1)
         ACCUMULATED             DEATH BENEFIT                         POLICY VALUE                    CASH SURRENDER VALUE
END OF   WITH ANNUAL      ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
POLICY    INTEREST        ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
YEAR        AT 5%           0%         6%         12%           0%          6%         12%             0%        6%         12%
-----------------------------------------------------------------------------------------------------------------------------------
   1 $        26,250   $2,000,000  $2,000,000  $ 2,000,000   $  18,940   $  20,235   $   21,532       $  --      $   --   $      692
     2        53,813   2,000,000    2,000,000    2,000,000      37,204      40,977       44,912      16,364      20,137       24,072
     3        82,753   2,000,000    2,000,000    2,000,000      54,811      62,258       70,340      33,971      41,418       49,500
     4       113,141   2,000,000    2,000,000    2,000,000      71,722      84,049       97,977      50,882      63,209       77,137
     5       145,048   2,000,000    2,000,000    2,000,000      87,897     106,324      128,005      67,057      85,484      107,165
     6       178,550   2,000,000    2,000,000    2,000,000     103,302     129,057      160,630      86,630     112,385      143,958
     7       213,728   2,000,000    2,000,000    2,000,000     117,957     152,283      196,140     105,453     139,779      183,636
     8       250,664   2,000,000    2,000,000    2,000,000     131,826     175,978      234,802     123,490     167,642      226,466
     9       289,447   2,000,000    2,000,000    2,000,000     144,875     200,125      276,915     140,707     195,957      272,747
    10       330,170   2,000,000    2,000,000    2,000,000     157,071     224,704      322,819     157,071     224,704      322,819
    15       566,437   2,000,000    2,000,000    2,000,000     202,129     351,577      622,563     202,129     351,577      622,563
    20       867,981   2,000,000    2,000,000    2,000,000     211,182     477,488    1,093,111     211,182     477,488    1,093,111
    25     1,252,836   2,000,000    2,000,000    2,275,453     162,840     586,049    1,865,125     162,840     586,049    1,865,125
    30     1,744,020   2,000,000    2,000,000    3,591,983      10,655     642,844    3,096,537      10,655     642,844    3,096,537
    35     2,370,908          --    2,000,000    5,390,855          --     572,416    5,038,182          --     572,416    5,038,182
    40     3,170,994          --    2,000,000    8,549,111          --     156,458    8,142,011          --     156,458    8,142,011
    45     4,192,129          --           --   13,560,672          --          --   12,914,926          --          --   12,914,926
    50     5,495,385          --           --   21,042,097          --          --   20,040,093          --          --   20,040,093
    55     7,158,706          --           --   31,605,482          --          --   31,292,557          --          --   31,292,557
    60     9,281,573          --           --   50,650,296          --          --   50,650,296          --          --   50,650,296

(1) This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

47   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Key Terms

These terms can help you understand details about your policy.

Accumulation unit: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

Attained insurance age: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

Cash surrender value: Proceeds received if you surrender the policy in full, or the amount payable if the insured's death occurs on or after the insured has attained insurance age 100. The cash surrender value equals the policy value minus indebtedness and any applicable surrender charges.

Close of business: The time the New York Stock Exchange (NYSE) closes, 4 p.m., Eastern time unless the NYSE closes earlier.

Code: The Internal Revenue Code of 1986, as amended.

Death benefit valuation date: The date of the insured's death when death occurs on a valuation date. If the insured does not die on a valuation date, then the death benefit valuation date is the next valuation date following the date of the insured's death.

Fixed account: The general investment account of IDS Life of New York. The fixed account is made up of all of IDS Life of New York's assets other than those held in any separate account.

Fixed account value: The portion of the policy value that you allocate to the fixed account, including indebtedness.

Funds: Mutual funds or portfolios, each with a different investment objective. (See "The funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

IDS Life of New York: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company of New York.

Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

Insurance age: The insured's age, based upon his or her last birthday on the date of the application.

Insured: The person whose life is insured by the policy.

Lapse: The policy ends without value and no death benefit will be paid.

Minimum initial premium: The premium required to keep the minimum initial premium period in effect. We show the minimum initial premium in your policy.

Minimum initial premium period: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.

Monthly date: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

Net amount at risk: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

Net premium: The premium paid minus the premium expense charge.

No Lapse Guarantee (NLG): A feature of the policy guaranteeing that the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.

No Lapse Guarantee to Age 100 (NLG-100): Guarantees the policy will not lapse before the insured's attained insurance age 100.

NLG-100 premium: The premium required to keep the NLG-100 in effect. The NLG-100 premium is shown in your policy. It depends on the insured's insurance age, duration, sex, risk classification, optional insurance benefits added by rider and the initial specified amount.

The feature is in effect if you meet certain premium requirements or unless indebtedness exceeds the policy value minus surrender charges.

Owner: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

Policy anniversary: The same day and month as the policy date each year the policy remains in force.

Policy date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

Policy value: The sum of the fixed account value plus the variable account value.

48   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Proceeds: The amount payable under the policy as follows:

o Upon death of the insured prior to the date the insured has attained insurance age 100, proceeds will be the death benefit in effect as of the date of the insured's death, minus any indebtedness.

o Upon death of the insured on or after the insured has attained insurance age 100, proceeds will be the greater of:

   -- the policy value on the date of the insured's death minus any indebtedness on the date of the insured's death; or

   -- the policy value at the insured's attained insurance age 100 minus any indebtedness on the date of the insured's death.

o  On surrender of the policy, the proceeds will be the cash surrender value.

Risk classification: A group of insureds that IDS Life of New York expects will have similar mortality experience.

Scheduled premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.

Specified amount: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the insured's attained insurance age 100. We show the initial specified amount in your policy.

Subaccount(s): One or more of the investment divisions of the variable account, each of which invests in a particular fund.

Surrender charge: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first ten years of the policy and for ten years after an increase in coverage.

Valuation date: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the close of business. At the close of business, the next valuation date begins.

Valuation period: The interval that commences at the close of business on each valuation date and goes up to the close of business on the next valuation date.

Variable account: IDS Life of New York Account 8 consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

Variable account value: The sum of the values that you allocate to the subaccounts of the variable account.

Financial Statements

You can find our audited financial statements and the audited financial statements of the subaccounts in the Statement of Additional Information (SAI).

49   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
       VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

     Additional information about IDS Life Variable Life of New York Account
           8 (Registrant) is included in the SAI. The SAI and personal illustrations of death benefits, cash surrender values, and policy values are available, without charge, upon request. To request the SAI or a personal illustration, or for other inquiries about the policies, contact your sales representative or IDS Life Insurance Company of New
      York at the telephone number and address listed below. The SAI dated the same date as this prospectus, is incorporated by reference into this prospectus.

                     IDS Life Insurance Company of New York
                  20 Madison Avenue Extension, Albany, NY 12203
                                 (800) 541-2251
                           riversource.com/investments

  You may review and copy information about the Registrant, including the SAI, at the SEC's Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Registrant are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfor@sec.gov, or by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

                      Investment Company Act File #811-5213

             (C)2005 Ameriprise Financial, Inc. All rights reserved.

S-6419 G (10/05)